                             [PHOTO APPEARS HERE]

                            AIM EQUITY FUNDS, INC.
                             INSTITUTIONAL CLASSES

                               AIM CHARTER FUND
                            AIM CONSTELLATION FUND                 ANNUAL REPORT
[LOGO APPEARS HERE]           AIM WEINGARTEN FUND               OCTOBER 31, 1996

TABLE OF CONTENTS

On the following pages is a complete discussion of your Fund's performance and investment strategy. If you have any questions or comments about this report, please call Client Services at 800-659-1005 during normal business hours.


AIM Charter Fund                           2 - 16

AIM Constellation Fund                    17 - 32

AIM Weingarten Fund                       33 - Inside
                                          back cover


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter


                   Dear Shareholder:

                   As you may have heard in the financial news, A I M Management
   [PHOTO OF       Group Inc. recently announced a significant event in our
   Charles T.      company's history--an agreement to merge with INVESCO PLC,
     Bauer,        one of the world's largest independent investment management
  Chairman of      groups.
 the Board of         AIM has long been known for its strategic planning and
   the Fund        forward thinking. In seeking this merger, AIM had specific
 APPEARS HERE]     goals in choosing a partner: to better AIM's position to
                   succeed in an increasingly competitive financial services environment, both in the U.S. and globally; to ensure the continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
   Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
   With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
   Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
   Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
   The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ---------------------------
                               With INVESCO, AIM
                             achieves a strategic
                              combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ---------------------------

AIM CHARTER FUND

For shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Charter Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o  One-year performance includes reinvested distributions of $1.101 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth and Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
1 Year                       17.29%
3 Years                      13.56
5 Years                      12.43
Inception (7/30/91)          12.86
================================================================================

GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.


=========================================================================================================================
                        AIM Charter Fund, Institutional        Lipper Growth & Income Fund          Standard & Poor's 500
                                                                    (In thousands)
-------------------------------------------------------------------------------------------------------------------------
7/30/91                              $10,000                            $10,000                            $10,000
10/31/91                              10,512                             10,316                             10,231
10/31/92                              10,988                             11,234                             11,247
10/31/93                              12,898                             13,424                             12,921
10/31/94                              12,637                             13,848                             13,421
10/31/95                              16,105                             16,612                             16,959
10/31/96                              18,891                             20,221                             21,033
=========================================================================================================================

                               AIM Charter Fund

                                                          The Managers' Overview

FUND PURSUES CONSERVATIVE APPROACH TO GROWTH AND INCOME INVESTING

A roundtable discussion with the Fund management team for AIM Charter Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM CHARTER FUND PERFORM DURING THE FISCAL YEAR?

A: The Fund's Institutional Class produced total return of 17.29% including reinvested distributions of $1.101 per share. Net assets of the Institutional Class stood as $29.6 million at the close of the fiscal year.

Q. HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE FISCAL YEAR?

A. Financial markets produced very good returns, but they were quite volatile. For example, the widely followed Dow Jones Industrial Average (DJIA) rose a dramatic 20% during the first 10 months of 1996, but it was hardly a smooth ride up. Trading curbs were triggered often on the New York Stock Exchange because there was so much intraday volatility in stock prices. And between July 1 and 15, the DJIA lost 7% of its value when unexpectedly strong employment figures heightened fears of inflation. The market was pretty unforgiving, and the Fund's performance also slumped during the summer downturn.
       But toward the end of the fiscal year, data suggested what some have called a "Goldilocks economy"--not too hot, not too cold. The DJIA recouped its losses and by October 14 had passed the 6,000 level. However, market participants became more cautious. There was a "flight to quality." Investors began to favor steady-growing blue-chip stocks over more volatile small company stocks.

Q. HOW DID YOU MANAGE THE PORTFOLIO DURING THIS PERIOD?

A. We continued our comparatively conservative approach, stressing growth and income. We looked for companies that are growing their earnings and that give us confidence those earnings are going to stay there whatever the state of the economy.
       About 80% of the portfolio is invested in dividend-paying common stocks and convertible securities. Convertibles often are very attractive because they produce a steady income stream while participating in any advance in the market value of the underlying common stock.

Q. DID THE PORTFOLIO CONTAIN ANY NOTABLE CONVERTIBLE SECURITIES?

A. Service Corp. International, or SCI, has been a profitable holding. SCI is the world's largest operator of funeral homes and cemeteries, and through aggressive acquisitions has been the leading consolidator in a very fragmented, localized industry. SCI's convertible preferred stock has offered dividends combined with growth in market value as the price of the company's common stock has risen.

Q. WERE THERE PARTICULAR INDUSTRIES IN WHICH YOU FOUND GOOD OPPORTUNITIES?

A. We found good opportunities in the health-care sector, particularly pharmaceuticals, and also in technology.

Q. WHAT DO YOU LIKE ABOUT THE HEALTH-CARE SECTOR?

A. One health-care industry, pharmaceuticals, represents more than 9% of the Fund's portfolio. It's an industry in which recent mergers have improved efficiencies and reduced costs. An additional trend has been the search for less intrusive but more effective medical treatments.
       One holding, American Home Products, participates in both these trends. Its 1994 acquisition of American Cyanamid boosted earnings per share because of cost savings. And the company owns a majority stake in Immunex, which recently received Food and Drug Administration approval for an easier-to-administer version of a drug that treats side effects of chemotherapy for leukemia. Other pharmaceutical holdings include SmithKline Beecham and Johnson & Johnson, companies whose earnings are growing and where it looks like the fundamentals are in their favor probably for another two or three years at least.
       A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to produce continued demand. A new federal entitlement initiative in the health-care area seems unlikely, which means a more certain environment in the industry. Finally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years.

                               AIM Charter Fund

The Managers' Overview

=====================================================================================
PORTFOLIO COMPOSITION                   Top 10 Holdings
                                        (excluding U.S. Treasuries)
As of 10/31/96
                                            1. MFS Communications Co.
Number of Holdings: 216                     2. Federal National Mortgage Association
                                            3. Philip Morris Companies, Inc.
COMMON STOCK                    75.58%      4. SmithKline Beecham plc-ADR
CONVERTIBLE BONDS               12.95%      5. Intel Corp.
CONVERTIBLE PREFERRED STOCK      6.55%      6. Cincinnati Bell, Inc.
U.S. GOVERNMENT BONDS            4.52%      7. CIGNA Corp.
OTHER                            0.40%      8. Nabisco Holdings Corp.
                                            9. Federal Home Loan Mortgage Association
Top 10 Holdings                            10. SCI Financial LLC
(excluding U.S. Treasuries)
=====================================================================================

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.


Q. DID YOU FIND TECHNOLOGY STOCKS THAT ESCAPED THE GENERAL VOLATILITY IN THAT SECTOR?

A. Many technology stocks tend to be volatile, and many had steep declines late in 1995 and during the July sell-off. A number already have started to rebound, and trends favor some technology companies over others. For example, while commodity-type semiconductor producers are suffering from overcapacity and an inability to raise prices, that helps personal computer makers like portfolio holdings Compaq and Dell whose component costs decrease as a result.
       Technology leaders like Microsoft and Intel are still going strong. And new products, such as Windows NT from Microsoft and the Pentium Pro chip from Intel, should fuel another upgrade cycle for corporations. We are optimistic about the technology sector in general.
       Additionally, some companies aren't official members of the technology universe but act as if they are. We can use another portfolio holding as an example. As its name suggests, Cincinnati Bell, Inc. used to be a local phone company. It had excellent billing and customer information services. Capitalizing on this expertise, it now furnishes data processing, consulting and software development services to AT&T Corp., among others.

Q. WHICH OTHER INDUSTRIES DID YOU FIND ATTRACTIVE?

A. Record trading volumes on the nation's biggest stock exchanges and a wave of merger and acquisition activity have contributed to record earnings for brokerage houses. The profitability of the mutual fund industry also has helped such portfolio holdings as Morgan Stanley and Merrill Lynch.
       At the close of the fiscal year, the Fund's portfolio was composed of 216 holdings. Of course, the portfolio's composition is subject to change and there can be no assurance the Fund will continue to hold any particular security.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. As the Fund's fiscal year drew to a close, economic growth appeared to be moderating, led by a slowdown in consumer spending. The job market began displaying signs of weakness; the average monthly gain in employment during the third quarter of 1996 was barely half the average monthly gain during the second quarter of the year. Inflation remained at bay, though the specter of wage inflation still hovers.
       The bull market for stocks marked its sixth year in October, making it the longest in history. Can this continue? Analysts disagree. Some predict the bulls will continue running into 1997; others think the rally may end soon. No one can know for sure.
       To some the stock market seems overpriced after the huge runup in values the past two years. We certainly don't think the market is undervalued, but many companies continue to report favorable earnings, even with a slower rate of growth. And a good earnings report is the most important indicator about a stock's future performance.

                           ----------------------
                             And a good earnings
                             report is the most
                             important indicator
                           about a stock's future
                                performance.
                           ----------------------

                               AIM Charter Fund

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                        SHARES         VALUE

COMMON STOCKS-75.58%

ADVERTISING/BROADCASTING-0.56%

Eagle River Interactive, Inc.(a)          400,000 $     3,750,000
-----------------------------------------------------------------
True North Communications, Inc.           600,000      14,250,000
-----------------------------------------------------------------
                                                       18,000,000
-----------------------------------------------------------------

AEROSPACE/DEFENSE-2.00%

Boeing Co. (The)                          160,000      15,260,000
-----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)             700,000      16,537,500
-----------------------------------------------------------------
Northrop Grumman Corp.                    100,000       8,075,000
-----------------------------------------------------------------
Rockwell International Corp.              200,000      11,000,000
-----------------------------------------------------------------
United Technologies Corp.                 100,000      12,875,000
-----------------------------------------------------------------
                                                       63,747,500
-----------------------------------------------------------------

AIRLINES-0.25%

Sabre Group Holdings Inc.(a)              260,000       7,930,000
-----------------------------------------------------------------

APPLIANCES-0.31%

Sunbeam Corp., Inc.                       400,000       9,850,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.46%

Lear Corp.(a)                             400,000      14,800,000
-----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.84%

General Motors Corp.                      500,000      26,937,500
-----------------------------------------------------------------

BANKING-0.50%

Marshall & Ilsley Corp.                   500,000      16,062,500
-----------------------------------------------------------------

BANKING (MONEY CENTER)-1.11%

BankAmerica Corp.                         200,000      18,300,000
-----------------------------------------------------------------
Chase Manhattan Corp.                     200,000      17,150,000
-----------------------------------------------------------------
                                                       35,450,000
-----------------------------------------------------------------

BEVERAGES-0.24%

PepsiCo. Inc.                             260,000       7,702,500
-----------------------------------------------------------------

BUSINESS SERVICES-2.43%

Accustaff Inc.(a)                         300,000       8,025,000
-----------------------------------------------------------------
CUC International, Inc.(a)                500,000      12,250,000
-----------------------------------------------------------------
Diebold, Inc.                             400,000      23,000,000
-----------------------------------------------------------------
Dun & Bradstreet Corp.                    214,900      12,437,338
-----------------------------------------------------------------
Equifax, Inc.                             600,000      17,850,000
-----------------------------------------------------------------
Olsten Corp.                              200,000       4,000,000
-----------------------------------------------------------------
                                                       77,562,338
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.48%

International Business Machines
  Corp.                                   120,000      15,480,000
-----------------------------------------------------------------

COMPUTER NETWORKING-2.25%

Ascend Communications, Inc.(a)            300,000      19,612,500
-----------------------------------------------------------------
Cascade Communications Corp.(a)           160,000      11,620,000
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                    400,000      24,750,000
-----------------------------------------------------------------
ECI Telecommunications Ltd. Designs       800,000      16,000,000
-----------------------------------------------------------------
                                                       71,982,500
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.39%

U.S. Robotics Corp.(a)                    200,000      12,575,000
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.94%

Computer Associates International,
  Inc.                                    300,000      17,737,500
-----------------------------------------------------------------
Electronic Data Systems Corp.             600,000      27,000,000
-----------------------------------------------------------------
Farallon Communications(a)                235,000       2,996,250
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

COMPUTER
  SOFTWARE/SERVICES-(CONTINUED)

Fiserv, Inc.(a)                           340,000 $    13,047,500
-----------------------------------------------------------------
HBO & Co.                                 200,000      12,025,000
-----------------------------------------------------------------
Informix Corp.(a)                         300,000       6,656,250
-----------------------------------------------------------------
Learning Co., Inc. (The)(a)               300,000       6,093,750
-----------------------------------------------------------------
Microsoft Corp.(a)                        120,000      16,470,000
-----------------------------------------------------------------
Oracle Corp.(a)                           300,000      12,693,750
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Ireland)(a)                            200,000       8,625,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)                700,000      19,687,500
-----------------------------------------------------------------
Wallace Computer Services, Inc.           500,000      14,687,500
-----------------------------------------------------------------
                                                      157,720,000
-----------------------------------------------------------------

CONGLOMERATES-2.20%

AlliedSignal Inc.                         200,000      13,100,000
-----------------------------------------------------------------
Corning, Inc.                             240,000       9,300,000
-----------------------------------------------------------------
E.I. du Pont de Nemours and Co.           160,000      14,840,000
-----------------------------------------------------------------
Loews Corp.                               400,000      33,050,000
-----------------------------------------------------------------
                                                       70,290,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.21%

Avon Products, Inc.                       240,000      13,020,000
-----------------------------------------------------------------
Gillette Co. (The)                        140,000      10,465,000
-----------------------------------------------------------------
Warner-Lambert Co.                        240,000      15,270,000
-----------------------------------------------------------------
                                                       38,755,000
-----------------------------------------------------------------

ELECTRIC POWER-2.22%

Allegheny Power System, Inc.              400,000      11,950,000
-----------------------------------------------------------------
American Electric Power Co.               360,000      14,940,000
-----------------------------------------------------------------
Carolina Power & Light Co.                280,000      10,115,000
-----------------------------------------------------------------
Duke Power Co.                            300,000      14,662,500
-----------------------------------------------------------------
Southern Co.                              500,000      11,062,500
-----------------------------------------------------------------
Texas Utilities Co.                       200,000       8,100,000
-----------------------------------------------------------------
                                                       70,830,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.49%

General Electric Co.                      200,000      19,350,000
-----------------------------------------------------------------
General Signal Corp.                      200,000       8,150,000
-----------------------------------------------------------------
Honeywell, Inc.                           140,000       8,697,500
-----------------------------------------------------------------
Imation Corp.(a)                           58,100       1,590,487
-----------------------------------------------------------------
Sony Corp.-ADR (Japan)                    160,000       9,660,000
-----------------------------------------------------------------
                                                       47,447,987
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.40%

Merrill Lynch & Co., Inc.                 240,000      16,860,000
-----------------------------------------------------------------
Morgan Stanley Group, Inc.                220,000      11,055,000
-----------------------------------------------------------------
Ryder System, Inc.                        300,000       8,925,000
-----------------------------------------------------------------
United Assets Management Corp.            320,000       7,840,000
-----------------------------------------------------------------
                                                       44,680,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.58%

American Express Co.                      200,000       9,400,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          340,000      34,340,000
-----------------------------------------------------------------
Federal National Mortgage
  Association                           1,800,000      70,425,000
-----------------------------------------------------------------
                                                      114,165,000
-----------------------------------------------------------------

                   C      H      A      R      T      E     R

                                                      MARKET
                                        SHARES         VALUE

FINANCE (SAVINGS & LOAN)-0.32%

Washington Mutual, Inc.                   240,000 $    10,140,000
-----------------------------------------------------------------

FOOD/PROCESSING-0.94%

Dole Food Co.                             240,000       9,360,000
-----------------------------------------------------------------
Interstate Bakeries Corp.                 240,000      10,170,000
-----------------------------------------------------------------
Nabisco Holdings Corp.                    277,100      10,321,975
-----------------------------------------------------------------
                                                       29,851,975
-----------------------------------------------------------------

FUNERAL SERVICES-0.25%

Loewen Group, Inc.                        200,000       7,925,000
-----------------------------------------------------------------

GAMING-0.33%

International Game Technology             500,000      10,562,500
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.23%

Provident Companies, Inc.                 200,000       7,425,000
-----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-3.90%

Allstate Corp.                            400,000      22,450,000
-----------------------------------------------------------------
CIGNA Corp.                               300,000      39,150,000
-----------------------------------------------------------------
ITT Hartford Group, Inc.                  140,000       8,820,000
-----------------------------------------------------------------
MBIA, Inc.                                100,000       8,862,500
-----------------------------------------------------------------
Travelers Group, Inc.                     400,000      21,700,000
-----------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                   400,000      12,000,000
-----------------------------------------------------------------
USF&G Corp.                               600,000      11,400,000
-----------------------------------------------------------------
                                                      124,382,500
-----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Brunswick Corp.                           500,000      11,750,000
-----------------------------------------------------------------
Callaway Golf Co.                         300,000       9,187,500
-----------------------------------------------------------------
Eastman Kodak Co.                         200,000      15,950,000
-----------------------------------------------------------------
                                                       36,887,500
-----------------------------------------------------------------

MACHINE TOOLS-0.48%

Stanley Works                             540,000      15,255,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-8.94%

American Home Products Corp.              360,000      22,050,000
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                  300,000      31,725,000
-----------------------------------------------------------------
Johnson & Johnson                         680,000      33,490,000
-----------------------------------------------------------------
Lilly (Eli) & Co.                         240,000      16,920,000
-----------------------------------------------------------------
Pfizer Inc.                               300,000      24,825,000
-----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  800,000      28,800,000
-----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 480,000      32,220,000
-----------------------------------------------------------------
Schering-Plough Corp.                     500,000      32,000,000
-----------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                                640,000      40,080,000
-----------------------------------------------------------------
Teva Pharmaceuticals Industries
  Ltd.-ADR (Israel)                       320,000      13,400,000
-----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           300,000      10,012,500
-----------------------------------------------------------------
                                                      285,522,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.12%

American Medical Response, Inc.(a)        300,000       9,000,000
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.             900,000      32,175,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                    1,000,000      21,125,000
-----------------------------------------------------------------
OrNda HealthCorp(a)                       360,000       9,810,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)              100,000       4,550,000
-----------------------------------------------------------------
PacifiCare Health System, Inc.(a)          28,500       2,002,125
-----------------------------------------------------------------
RoTech Medical Corp.(a)                   400,000       6,400,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                 700,000      14,612,500
-----------------------------------------------------------------
                                                       99,674,625
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

MEDICAL INSTRUMENTS/PRODUCTS-1.29%

Baxter International, Inc.                400,000 $    16,650,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)                300,000      16,312,500
-----------------------------------------------------------------
Omnicare, Inc.                            300,000       8,175,000
-----------------------------------------------------------------
                                                       41,137,500
-----------------------------------------------------------------

NATURAL GAS PIPELINE-1.49%

PanEnergy Corp.                           300,000      11,550,000
-----------------------------------------------------------------
Sonat, Inc.                               200,000       9,850,000
-----------------------------------------------------------------
Williams Companies, Inc.                  500,000      26,125,000
-----------------------------------------------------------------
                                                       47,525,000
-----------------------------------------------------------------

OIL & GAS (SERVICES)-3.39%

Halliburton Co.                           260,000      14,722,500
-----------------------------------------------------------------
Mobil Corp.                               160,000      18,680,000
-----------------------------------------------------------------
National Fuel Gas Co.                      42,500       1,583,125
-----------------------------------------------------------------
Petroleum Geo-Services A.S.A.-ADR
  (Norway)(a)                             266,600       9,131,050
-----------------------------------------------------------------
Reading & Bates Corp.(a)                  420,000      12,075,000
-----------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Netherlands)                           100,000      16,537,500
-----------------------------------------------------------------
Texaco, Inc.                              160,000      16,260,000
-----------------------------------------------------------------
Transocean Offshore Inc.                  160,000      10,120,000
-----------------------------------------------------------------
YPF S.A.-ADR (Argentina)                  400,000       9,100,000
-----------------------------------------------------------------
                                                      108,209,175
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.81%

Coastal Corp.                             400,000      17,200,000
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        140,000       8,522,500
-----------------------------------------------------------------
                                                       25,722,500
-----------------------------------------------------------------

PUBLISHING-0.91%

Gannett Co., Inc.                         168,000      12,747,000
-----------------------------------------------------------------
Tribune Co.                               200,000      16,350,000
-----------------------------------------------------------------
                                                       29,097,000
-----------------------------------------------------------------

RAILROADS-0.11%

Wisconsin Central Transportation
  Corp.                                   100,000       3,600,000
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.38%

Crescent Real Estate Equities, Inc.       400,000      16,700,000
-----------------------------------------------------------------
FelCor Suite Hotels, Inc.                 320,000      10,480,000
-----------------------------------------------------------------
National Health Investors, Inc.           300,000      10,462,500
-----------------------------------------------------------------
Patroit American Hospitality, Inc.        440,000      15,455,000
-----------------------------------------------------------------
Spieker Properties, Inc.                  300,000       9,225,000
-----------------------------------------------------------------
Starwood Lodging Trust                    300,000      13,500,000
-----------------------------------------------------------------
                                                       75,822,500
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.89%

Food Lion, Inc.-Class A                 1,300,000      11,131,250
-----------------------------------------------------------------
Safeway, Inc.(a)                          400,000      17,150,000
-----------------------------------------------------------------
                                                       28,281,250
-----------------------------------------------------------------

RETAIL (STORES)-1.69%

Blue Square-Israel Ltd-ADR
  (Israel)(a)                             110,500       1,740,375
-----------------------------------------------------------------
Dayton-Hudson Corp.                       300,000      10,387,500
-----------------------------------------------------------------
Fila Holdings S.p.A.-ADR (Italy)          141,700      10,202,400
-----------------------------------------------------------------
J.C. Penney Co., Inc.                     300,000      15,750,000
-----------------------------------------------------------------
Wal-Mart Stores, Inc.                     600,000      15,975,000
-----------------------------------------------------------------
                                                       54,055,275
-----------------------------------------------------------------

SEMICONDUCTORS-1.24%

Intel Corp.                               360,000      39,555,000
-----------------------------------------------------------------

                   C      H      A      R      T      E     R

                                                      MARKET
                                        SHARES         VALUE

SHOES & RELATED APPAREL-0.44%

NIKE, Inc. Class B                        240,000 $    14,130,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-6.19%

ADC Telecommunications(a)                 140,000       9,572,500
-----------------------------------------------------------------
American Portable Telecom, Inc.(a)        500,000       3,812,500
-----------------------------------------------------------------
Andrew Corp.(a)                           340,000      16,575,000
-----------------------------------------------------------------
Frontier Corp.                            540,000      15,660,000
-----------------------------------------------------------------
Koor Industries Ltd.-ADR (Israel)         240,000       4,170,000
-----------------------------------------------------------------
LCI International, Inc.(a)                315,789      10,065,775
-----------------------------------------------------------------
Lucent Technologies, Inc.                 400,000      18,800,000
-----------------------------------------------------------------
MFS Communications Co., Inc.(a)         1,004,936      50,372,417
-----------------------------------------------------------------
Nokia Corp.-Class A-ADR (Finland)         360,000      16,695,000
-----------------------------------------------------------------
Pacific Telesis Group                     300,000      10,200,000
-----------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Brazil)                       200,000      14,900,000
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Sweden)                   600,000      16,575,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                          120,000      10,215,000
-----------------------------------------------------------------
                                                      197,613,192
-----------------------------------------------------------------

TELEPHONE-2.79%

Ameritech Corp.                           300,000      16,425,000
-----------------------------------------------------------------
BellSouth Corp.                           500,000      20,375,000
-----------------------------------------------------------------
Cincinnati Bell, Inc.                     800,000      39,500,000
-----------------------------------------------------------------
SBC Communications, Inc.                  260,000      12,642,500
-----------------------------------------------------------------
                                                       88,942,500
-----------------------------------------------------------------

TEXTILES-0.23%

VF Corp.                                  109,900       7,184,712
-----------------------------------------------------------------

TOBACCO-3.11%

Philip Morris Companies, Inc.             700,000      64,837,500
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.              1,200,000      34,650,000
-----------------------------------------------------------------
                                                       99,487,500
-----------------------------------------------------------------

TRANSPORTATION-0.09%

Hvide Marine, Inc. Class A(a)             200,000       2,975,000
-----------------------------------------------------------------
    Total Common Stocks                             2,412,932,529
-----------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT

CONVERTIBLE CORPORATE BONDS-12.95%

AUTOMOBILE/TRUCK PARTS & TIRES-0.41%

Magna International, Inc.,
  Conv. Sub Deb., 5.00%, 10/15/02     $12,000,000 $    13,110,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.30%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02(b)
  (acquired 10/16/95-11/27/95; cost
  $4,015,000)                           4,000,000       9,725,601
-----------------------------------------------------------------

CHEMICALS-1.08%

Hexcel Corp.,
  Conv. Sub. Notes, 7.00%, 08/01/03     6,000,000       8,010,000
-----------------------------------------------------------------
Sandoz Capital BVI Ltd. (Switzerland),
  Sr. Conv. Deb., 2.00%, 10/06/02(b)
  (acquired 01/09/96-06/05/96; cost
  $24,018,250)                         24,000,000      26,430,000
-----------------------------------------------------------------
                                                       34,440,000
-----------------------------------------------------------------

COMPUTER NETWORKING-0.77%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (acquired 11/07/95-08/28/96; cost
  $19,300,448)                         12,000,000      24,720,000
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

COMPUTER SOFTWARE/SERVICES-0.25%

Comverse Technology Inc.,
  Conv. Sub. Deb., 5.75%,
  10/01/06(b)
  (acquired 10/01/96-10/24/96; cost
  $8,029,250)                        $  8,000,000 $     7,960,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.95%

ADT Operations,
  Conv. Sub. Notes, 4.32%,
  07/06/10(c)                          25,000,000      14,937,500
-----------------------------------------------------------------
Checkpoint Systems Inc.,
  Conv. Sub. Deb., 5.25%, 11/01/05(b)
  (acquired 10/17/95-11/15/95; cost
  $4,013,125)                           4,000,000       5,450,750
-----------------------------------------------------------------
SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(b) (acquired
10/24/96-10/28/96; cost $9,952,680)     8,000,000       9,800,000
-----------------------------------------------------------------
                                                       30,188,250
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.59%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99          10,000,000      18,800,000
-----------------------------------------------------------------

HOTELS/MOTELS-0.62%

HFS, Inc.,
  Conv. Sr. Notes, 4.75%, 03/01/03     10,000,000      12,887,500
-----------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%, 04/15/02     5,000,000       7,012,500
-----------------------------------------------------------------
                                                       19,900,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%, 01/01/03(b)
  (acquired 11/29/95-04/01/96;
  cost $17,830,575)                    16,000,000      18,240,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-0.47%

ICN Pharmaceuticals Inc.,
  Conv. Sub. Notes, 8.50%, 11/15/99    14,000,000      15,155,000
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.87%

Genesis Health Ventures,
  Sr. Conv. Sub. Deb.,
  6.00%, 11/30/03                       5,000,000       7,684,995
-----------------------------------------------------------------

HEALTHSOUTH Rehabilitation Corp.,

  Conv. Sub. Deb., 5.00%, 04/01/01      6,000,000      12,120,000
-----------------------------------------------------------------
Multicare Companies,
  Conv. Sub. Deb., 7.00%, 03/15/03(b)
  (acquired 11/30/95;
  cost $6,210,000)                      6,000,000       7,132,500
-----------------------------------------------------------------
Phycor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03     12,000,000      12,225,000
-----------------------------------------------------------------
Quintiles Transnational,
  Conv. Sub. Notes, 4.25%, 05/31/00(b)
  (acquired 04/23/96;
  cost $12,027,000)                    12,000,000      12,480,000
-----------------------------------------------------------------
Renal Treatment Centers,
  Conv. Sub Notes, 5.625%,
  07/15/06(b) (acquired
  06/06/96-06/07/96;
  cost $7,988,500)                      8,000,000       8,000,000
-----------------------------------------------------------------
                                                       59,642,495
-----------------------------------------------------------------

OFFICE AUTOMATION-0.55%

Danka Business Systems PLC,
  Conv. Sub. Deb., 6.75%, 04/01/02
  (United Kingdom)                     12,000,000      17,580,000
-----------------------------------------------------------------

OFFICE PRODUCTS-0.23%

U.S. Office Products Co.,
  Conv. Sub. Notes, 5.50%, 02/01/01     6,500,000       7,426,531
-----------------------------------------------------------------

                   C      H      A      R      T      E     R

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

OIL EQUIPMENT & SUPPLIES-0.56%

Apache Corp.,
  Conv. Sub. Deb., 6.00%,
  01/15/02(b)
  (acquired 06/14/96-08/22/96; cost
  $9,188,750)                        $  8,000,000 $    10,120,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06      5,000,000       7,725,000
-----------------------------------------------------------------
                                                       17,845,000
-----------------------------------------------------------------

POLLUTION CONTROL-0.62%

Sanifill, Inc.,
  Conv. Sub. Deb., 5.00%, 03/01/06      6,000,000       7,770,000
-----------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 6.00%, 09/15/05     6,200,000      11,888,500
-----------------------------------------------------------------
                                                       19,658,500
-----------------------------------------------------------------

RETAIL (STORES)-2.03%

Federated Department Stores,
  Conv. Notes, 5.00%, 10/01/03         10,000,000      11,287,500
-----------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%, 10/01/01    11,000,000      11,027,500
-----------------------------------------------------------------
SAKS Holdings,
  Conv. Sub. Notes, 5.50%, 09/15/06    15,000,000      15,900,000
-----------------------------------------------------------------
Sports Authority, Inc. (The),
  Conv. Sub. Notes, 5.25%,
  09/15/01(b)
  (acquired 09/17/96; cost
  $14,000,000)                         14,000,000      13,930,000
-----------------------------------------------------------------
Staples, Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (acquired 09/16/96-10/28/96; cost
  $13,282,260)                         12,000,000      12,720,000
-----------------------------------------------------------------
                                                       64,865,000
-----------------------------------------------------------------

SEMICONDUCTORS-0.81%

Altera Corp.,
  Conv. Sub. Notes, 5.75%,
  06/15/02(b)
  (acquired 09/16/96-09/26/96; cost
  $14,249,080)                         12,000,000      16,440,000
-----------------------------------------------------------------
Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00     8,000,000       9,300,000
-----------------------------------------------------------------
                                                       25,740,000
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.27%

Seacor Holdings Inc.,
  Conv. Sub. Notes, 5.375%,
  11/15/06(b)
  (acquired 10/30/96; cost
  $8,250,000)                           8,250,000       8,497,500
-----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           413,493,877
-----------------------------------------------------------------

                                        SHARES

CONVERTIBLE PREFERRED STOCKS-6.55%

COMPUTER SOFTWARE/SERVICES-1.08%

Ceridian Corp.-$2.75 Conv. Pfd.           220,000      23,980,000
-----------------------------------------------------------------
Vanstar Corp.-$3.375 Conv. Pfd.(b)
  (acquired 09/27/96-10/30/96; cost
  $10,034,500)                            200,000      10,350,000
-----------------------------------------------------------------
                                                       34,330,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.75%

Penncorp Financial Group-$3.375
  Conv. Pfd.                              100,000       8,100,000
-----------------------------------------------------------------
SunAmerica Inc.-Series E, $3.10 Dep.
  Conv. Pfd.                              180,000      15,795,000
-----------------------------------------------------------------
                                                       23,895,000
-----------------------------------------------------------------

FUNERAL SERVICES-1.06%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                              360,000      33,840,000
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.79%

Conseco Inc.-$4.279 Conv. Pfd.
  PRIDES                                  260,000      25,350,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

INSURANCE (MULTI-LINE
  PROPERTY)-0.66%

Aetna Inc.-$4.758 Conv. Pfd.              160,000 $    11,220,000
-----------------------------------------------------------------
PMI Group, Inc.-$2.30 Exch. Conv.
  Pfd.                                    200,000       9,925,000
-----------------------------------------------------------------
                                                       21,145,000
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.38%

U.S. Surgical Corp.-Series A, $2.20
  Conv. Pfd                               300,000      12,000,000
-----------------------------------------------------------------

PUBLISHING-0.27%

Hollinger International, Inc.-$0.951
  Conv. Pfd PRIDES                        700,000       8,575,000
-----------------------------------------------------------------

RETAIL (STORES)-0.57%

TJX Companies, Inc.-Series E, $7.00
  Conv. Pfd                                80,000      18,200,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-0.82%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd                               300,000      26,025,000
-----------------------------------------------------------------

UTILITIES (MISCELLANEOUS)-0.17%

MCN Corp.-$2.013 Conv. Pfd. PRIDES        200,000       5,500,000
-----------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                          208,860,000
-----------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT

U. S. TREASURY NOTES-4.52%

5.375%, 11/30/97                   $ 12,000,000   $    11,981,400
-----------------------------------------------------------------
5.25%, 12/31/97                      12,000,000        11,961,960
-----------------------------------------------------------------
5.00%, 01/31/98                      12,000,000        11,915,400
-----------------------------------------------------------------
5.125%, 02/28/98                     12,000,000        11,925,360
-----------------------------------------------------------------
6.125%, 03/31/98                     12,000,000        12,084,240
-----------------------------------------------------------------
5.875%, 04/30/98                     12,000,000        12,043,200
-----------------------------------------------------------------
6.00%, 05/31/98                      12,000,000        12,061,680
-----------------------------------------------------------------
6.25%, 06/30/98                      12,000,000(d)     12,110,160
-----------------------------------------------------------------
6.25%, 07/31/98                      12,000,000(d)     12,110,880
-----------------------------------------------------------------
6.125%, 08/31/98                     12,000,000        12,085,200
-----------------------------------------------------------------
6.00%, 09/30/98                      12,000,000(d)     12,060,600
-----------------------------------------------------------------
5.875%, 10/31/98                     12,000,000        12,030,120
-----------------------------------------------------------------
    Total U. S. Treasury Notes                        144,370,200
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.60%                            3,179,656,606
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.40%                                    12,814,809
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 3,192,471,415
=================================================================

Abbreviations:
ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debenture
Dep.   - Depository
Exch.  - Exchangeable
Jr.    - Junior
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $201,996,351 which represented 6.33% of net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.

See Notes to Financial Statements.

                   C      H      A      R      T      E     R

                                              Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value (cost
  $2,723,507,418)                          $3,179,656,606
---------------------------------------------------------
Cash                                            4,227,663
---------------------------------------------------------
Receivable for:
  Investments sold                             46,357,131
---------------------------------------------------------
  Capital stock sold                           10,899,789
---------------------------------------------------------
  Dividends and interest                        9,846,941
---------------------------------------------------------
  Variation margin                                425,000
---------------------------------------------------------
Investment for deferred compensation
  plan                                             30,282
---------------------------------------------------------
Other assets                                       60,778
---------------------------------------------------------
      Total assets                          3,251,504,190
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        51,431,948
---------------------------------------------------------
  Capital stock reacquired                      3,913,155
---------------------------------------------------------
  Deferred compensation                            30,282
---------------------------------------------------------
Accrued advisory fees                           1,684,854
---------------------------------------------------------
Accrued administrative services fees               12,855
---------------------------------------------------------
Accrued distribution fees                       1,104,528
---------------------------------------------------------
Accrued transfer agent fees                       571,997
---------------------------------------------------------
Accrued operating expenses                        283,156
---------------------------------------------------------
      Total liabilities                        59,032,775
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,192,471,415
=========================================================

NET ASSETS:

Class A                                    $2,647,207,658
---------------------------------------------------------
Class B                                    $  515,672,339
---------------------------------------------------------
Institutional Class                        $   29,591,418
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 236,469,378
=========================================================
Class B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  46,136,132
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,633,153
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        11.19
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.19
    divided by 94.50%)                     $        11.84
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        11.18
=========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share             $        11.24
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $226,295 foreign
  withholding tax)                          $ 51,362,438
--------------------------------------------------------
Interest                                      25,650,354
--------------------------------------------------------
      Total investment income                 77,012,792
--------------------------------------------------------

EXPENSES:

Advisory fees                                 16,686,866
--------------------------------------------------------
Administrative services fees                     114,489
--------------------------------------------------------
Custodian fees                                   228,479
--------------------------------------------------------
Directors' fees                                   23,489
--------------------------------------------------------
Distribution fees-Class A                      6,952,782
--------------------------------------------------------
Distribution fees-Class B                      2,831,042
--------------------------------------------------------
Transfer agent fees-Class A                    3,479,192
--------------------------------------------------------
Transfer agent fees-Class B                      755,257
--------------------------------------------------------
Transfer agent fees-Institutional Class            2,105
--------------------------------------------------------
Other                                            735,932
--------------------------------------------------------
      Total expenses                          31,809,633
--------------------------------------------------------
      Less fees waived by advisor               (156,975)
--------------------------------------------------------
      Expenses paid indirectly                   (40,776)
--------------------------------------------------------
      Net expenses                            31,611,882
--------------------------------------------------------
Net investment income                         45,400,910
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                      187,783,804
--------------------------------------------------------
  Foreign currencies                             108,458
--------------------------------------------------------
  Futures contracts                             (153,728)
--------------------------------------------------------
                                             187,738,534
--------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                      171,825,605
--------------------------------------------------------
  Foreign currencies                               1,822
--------------------------------------------------------
  Futures contracts                              (51,980)
--------------------------------------------------------
                                             171,775,447
--------------------------------------------------------
Net gain on investment securities,
  foreign currencies and futures
  contracts                                  359,513,981
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $404,914,891
=========================================================

     See Notes to Financial Statements.

                   C      H      A      R      T      E     R

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                   1996               1995

OPERATIONS:

  Net investment income                                                                       $   45,400,910     $   26,980,252
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies and futures
    contracts                                                                                    187,738,534        179,125,169
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                                    171,775,447        200,981,202
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                       404,914,891        407,086,623
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                        (34,698,850)       (34,589,802)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (2,262,959)           (55,355)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               (506,177)          (536,096)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments:
  Class A                                                                                       (170,497,932)       (57,274,888)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (8,672,692)           (12,593)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                             (2,168,635)          (759,222)
-------------------------------------------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                                                            511,762           (284,916)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                            219,669             24,584
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                  1,194            (13,270)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                        518,654,491         86,486,354
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        417,063,105         66,768,426
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                              2,366,710           (206,795)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                               1,124,924,577        466,633,050
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                          2,067,546,838      1,600,913,788
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                               $3,192,471,415     $2,067,546,838
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                  $2,544,742,646     $1,606,658,340
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                              8,877,492            102,563
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies and
    futures contracts                                                                            182,752,246        176,462,351
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and futures contracts                         456,099,031        284,323,584
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              $3,192,471,415     $2,067,546,838
===============================================================================================================================

See Notes to Financial Statements.

                   C      H      A      R      T      E     R

                                                                   Financials

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $109,380 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a

                   C      H      A      R      T      E     R
   foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the year ended October 31, 1996, AIM waived fees of $156,975. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $114,489 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the year ended October 31, 1996, AFS was paid $2,264,602 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $2,105 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $37,315 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $3,461 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $40,776 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designed portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A and Class B shares paid AIM Distributors $6,952,782 and $2,831,042, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,705,618 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $32,497 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $8,908 for services rendered by Kramer, Levin, Naftalis & Frankel as

                   C      H      A      R      T      E     R
counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $28,500,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $5,045,277,974 and $4,249,301,619, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities $479,518,418
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                     (24,739,986)
-----------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                               $454,778,432
=======================================================================
Cost of investments for tax purposes is $2,724,878,174.


NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                                                                                   1996                          1995
                                                                        ---------------------------   ---------------------------
                                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                                        -----------   -------------   -----------   -------------
Sold
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                71,824,128    $752,853,277    40,727,782    $396,439,839
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               41,436,800     435,348,846     6,409,868      67,237,422
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       448,911       4,759,971       335,121       3,269,772
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                19,521,139     192,994,968    10,283,705      77,653,310
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                                1,039,513      10,333,913         5,996          64,162
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       252,209       2,504,537       134,103       1,130,381
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                               (40,679,494)   (427,193,754)  (42,561,203)   (387,606,795)
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               (2,705,793)    (28,619,654)      (50,252)       (533,158)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                      (464,310)     (4,897,798)     (519,822)     (4,606,948)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         90,673,103    $938,084,306    14,765,298    $153,047,985
=================================================================================================================================

* Class B shares commenced sales on June 26, 1995.

NOTE 7-FUTURES CONTRACT

On October 31, 1996, $1,738,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

(Contracts--$500 times index/delivery month/commitment)





                                                                                                               UNREALIZED
                                                                                                              APPRECIATION
                                                                                                             (DEPRECIATION)
                                                                                                             --------------
S&P 500 Index/125 contracts/March 97/Buy                                                                        $(51,980)
==========================================================================================================================

                   C      H      A      R      T      E     R

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1996 and the period July 30, 1991 (date operations commenced) through October 31, 1991.

                                                               1996             1995       1994       1993       1992     1991
                                                              -------          -------    -------    -------    ------    -----
Net asset value, beginning of period                          $ 10.66          $  8.93    $  9.48    $  8.38    $ 8.42    $7.92
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Income from investment operations:
    Net investment income                                        0.24             0.23       0.25       0.19      0.20     0.05
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
    Net gains (losses) on securities (both realized and
       unrealized)                                               1.44             2.07      (0.44)      1.23      0.16     0.45
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
       Total from investment operations                          1.68             2.30      (0.19)      1.42      0.36     0.50
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Less distributions:
    Dividends from net investment income                        (0.20)           (0.24)     (0.20)     (0.32)    (0.17)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
    Distributions from capital gains                            (0.90)           (0.33)     (0.16)        --     (0.23)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
       Total distributions                                      (1.10)           (0.57)     (0.36)     (0.32)    (0.40)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Net asset value, end of period                                $ 11.24          $ 10.66    $  8.93    $  9.48    $ 8.38    $8.42
===========================================================   =======          =======    =======    =======    ======    =====
Total return(a)                                                 17.29%           27.45%     (2.02)%    17.39%     4.53%    6.31%
===========================================================   =======          =======    =======    =======    ======    =====
Net assets, end of period (000s omitted)                      $29,591          $25,538    $21,840    $24,196    $7,800    $ 775
===========================================================   =======          =======    =======    =======    ======    =====
Ratio of expenses to average net assets                          0.69%(b)(c)      0.74%      0.73%      0.79%     0.87%    1.00%(d)
===========================================================   =======          =======    =======    =======    ======    =====
Ratio of net investment income to average net assets             2.24%(b)         1.98%      2.76%      2.26%     2.44%    2.43%(d)
===========================================================   =======          =======    =======    =======    ======    =====
Portfolio turnover rate                                           164%             161%       126%       144%       95%     144%
===========================================================   =======          =======    =======    =======    ======    =====
Average broker commission rate(e)                             $0.0638              N/A        N/A        N/A       N/A      N/A
===========================================================   =======          =======    =======    =======    ======    =====

(a) For periods less than one year, total return is not annualized.

(b) Ratios are based on average daily net assets of $27,200,235. The ratios of expenses and net investment income to average net assets prior to the reduction of advisory fees were 0.70% and 2.23% for 1996.

(c) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the Mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   C      H      A      R      T      E     R

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Charter Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the seven-year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   C      H      A      R      T      E     R

Directors & Officers


BOARD OF DIRECTORS                       OFFICERS                                   OFFICE OF THE FUND
                                                                                    11 Greenway Plaza
Charles T. Bauer                         Charles T. Bauer                           Suite 1919
Chairman and Chief Executive Officer     Chairman                                   Houston, TX 77046
A I M Management Group Inc.
                                         Robert H. Graham                           INVESTMENT ADVISOR
Bruce L. Crockett                        President                                  A I M Advisors, Inc.
Formerly Director, President, and                                                   11 Greenway Plaza
Chief Executive Officer                  John J. Arthur                             Suite 1919
COMSAT Corporation                       Senior Vice President and Treasurer        Houston, TX 77046

Owen Daly II                             Gary T. Crum                               TRANSFER AGENT
Director                                 Senior Vice President                      A I M Institutional Fund
Cortland Trust Inc.                                                                 Services, Inc.
                                         Scott G. Lucas                             11 Greenway Plaza
Carl Frischling                          Senior Vice President                      Suite 1919
Partner                                                                             Houston, TX 77046
Kramer, Levin, Naftalis & Frankel        Carol F. Relihan
                                         Senior Vice President and Secretary        CUSTODIAN
Robert H. Graham                                                                    State Street Bank & Trust Company
President and Chief Operating Officer    Jonathan C. Schoolar                       225 Franklin Street
A I M Management Group Inc.              Senior Vice President                      Boston, MA 02110

John F. Kroeger                          Melville B. Cox                            COUNSEL TO THE FUND
Formerly Consultant                      Vice President                             Ballard Spahr
Wendell & Stockel Associates, Inc.                                                  Andrews & Ingersoll
                                         Dana R. Sutton                             1735 Market Street
Lewis F. Pennock                         Vice President and Assistant Treasurer     Philadelphia, PA 19103
Attorney
                                         P. Michelle Grace                          COUNSEL TO THE DIRECTORS
Ian W. Robinson                          Assistant Secretary                        Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                      919 Third Avenue
Vice President and                       David L. Kite                              New York, NY 10022
Chief Financial Officer                  Assistant Secretary
Bell Atlantic Management                                                            DISTRIBUTOR
Services, Inc.                           Nancy L. Martin                            Fund Management Company
                                         Assistant Secretary                        11 Greenway Plaza
Louis S. Sklar                                                                      Suite 1919
Executive Vice President                 Ofelia M. Mayo                             Houston, TX 77046
Hines Interests                          Assistant Secretary
Limited Partnership                                                                 AUDITORS
                                         Kathleen J. Pflueger                       KPMG Peat Marwick LLP
                                         Assistant Secretary                        700 Louisiana
                                                                                    NationsBank Bldg.
                                         Samuel D. Sirko                            Houston, TX 77002
                                         Assistant Secretary

                                         Stephen I. Winer
                                         Assistant Secretary

                                         Mary J. Benson
                                         Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Institutional Class paid ordinary dividends in the amount of $0.777 per share, during the Fund's tax year ended October 31, 1996. Of this amount 35% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.324 per share during the Fund's tax year ended October 31, 1996.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 11% was derived from U.S. Treasury obligations.


                               AIM Charter Fund

AIM CONSTELLATION FUND

For shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Constellation Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
1 Year                       11.81%
3 Years                      17.40
Inception (4/8/92)           19.51
================================================================================

GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.


====================================================================================================================
                        AIM CONSTELLATION FUND, INSTITUTIONAL   NASDAQ COMPOSITE INDEX         STANDARD & POOR'S 400
                                                          (In thousands)
--------------------------------------------------------------------------------------------------------------------
4/8/92                               $10,000                          $10,000                         $10,000
10/31/92                              10,797                           10,023                          10,291
10/31/93                              13,938                           12,907                          12,499
10/31/94                              15,045                           12,877                          12,798
10/31/95                              20,173                           17,160                          15,509
10/31/96                              22,556                           20,231                          18,191
====================================================================================================================


                            AIM Constellation Fund

The Managers' Overview

FUND PORTFOLIO RESTRUCTURED
IN CHALLENGING MARKET

A roundtable discussion with the Fund management team for AIM Constellation
Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. THE MARKET HAS FAVORED LARGE-COMPANY STOCKS SINCE OCTOBER 1995. DID THIS AFFECT AIM CONSTELLATION FUND?

A. The market's preference for large-company stocks is evidenced by the 24.08% return for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) compared to the 16.61% total return posted for the Russell 2000 Index of small-company stocks and the 17.35% total return of the Standard & Poor's Mid-Cap Index (S&P 400).
     The Institutional Class's total return of 11.81% for the year ended October 31, 1996, reflected this trend. It also reflects the volatile behavior of the technology sector during the fiscal year, especially during the fall of 1995, when the Fund was heavily invested in technology. From January 1, 1996, through October 31, 1996, the Fund's performance improved--the Fund's total return was 13.63% during that period, vs. 9.03% for the Russell 2000 Index and 12.72% for the S&P 400.

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THESE CHALLENGING MARKET CONDITIONS?

A. Because of its large holdings in technology stocks, the Fund was vulnerable to that sector's broad-based decline in the fall of 1995. When the Fund's fiscal year opened, approximately 40% of its holdings were in such industries as semiconductors, computer peripherals and personal computer makers. By April 1996, that percentage had been reduced to approximately one-fourth of the portfolio, where it was at the close of the fiscal year. Thus, the Fund still had major holdings in the technology sector, but while reducing our exposure in that area, we also changed the nature of those holdings.
     For example, commodity-type semi-conductor producers were suffering from overcapacity and an inability to raise prices. Therefore, we reduced holdings of semiconductors from almost 17% of the portfolio at the opening of the fiscal year to just 2.68% at its close. Of course, the forces working against semiconductor manufacturers buoy personal computer makers like Compaq and Dell, whose component costs decrease as a result. We have retained holdings of both these companies.
     Other thriving areas of the technology sector include companies that specialize in computer networking, such as portfolio holdings 3Com and Cisco Systems, Inc. And the drive to construct larger, more complex networked information systems is fueling growth for service providers who install and/or manage these networks. Computer software/services became our largest industry concentration, approximately 13% of the portfolio at the close of the fiscal year.
     The Fund also benefited from such technology holdings as Intel and Microsoft. New products like the Pentium Pro chip from Intel and Windows NT from Microsoft should help fuel another computer upgrade cycle for corporations. Overall, we are optimistic about the technology sector. It still appears to be the industry of the 1990s.

Q. WHAT OTHER INDUSTRIES DID YOU FIND ATTRACTIVE?

A. The health-care sector continued to provide opportunities, and we selectively expanded positions in retailing and in consumer cyclicals such as textiles.

Q. WHAT AREAS OF THE HEALTH-CARE SECTOR ARE DOING WELL?

A. Pharmaceutical stocks are very attractive. Often it is cheaper to treat a condition with drugs than through other interventions. In addition, a number of promising new medicines are coming to market and biotechnology is beginning to produce products. The portfolio includes Dura Pharmaceuticals, Inc., for instance, which develops treatments for respiratory ailments and has a number of innovative products in the pipeline. Dura's revenues rose 97% this year. Another holding, Cardinal Health, Inc., specializes in pharmaceutical packaging and distribution services to hospitals and other care providers, streamlining the delivery of medicine. Its revenue and operating income are rising.
     Among patient care providers, cost control efforts have produced two trends.
     First, there is an emphasis on less costly alternatives to nursing home care or hospitalization. One example is assisted living centers, where the frail or elderly can live in a homelike atmosphere and receive help with daily tasks. Portfolio holding Manor Care, Inc. has one business unit devoted to this growing industry.


                            AIM Constellation Fund

                                                          The Managers' Overview
================================================================================
PORTFOLIO COMPOSITION

As of 10/31/96

NUMBER OF HOLDINGS: 313

Top 10 Industries                   Top 10 Common Stocks

  1. Computer Software/Services       1. Microsoft Corp.
  2. Retail (Stores)                  2. Intel Corp.
  3. Medical (Patient Services)       3. Cisco Systems, Inc.
  4. Computer Networking              4. 3Com Corp.
  5. Telecommunications               5. Parametric Technology Corp.
  6. Medical (Instruments/Products)   6. HealthSouth Corp.
  7. Finance (Consumer Credit)        7. Sun Microsystems, Inc.
  8. Retail (Food & Drug)             8. Computer Associates International, Inc.
  9. Computers MINI/PCS               9. Cardinal Health, Inc.
 10. Semiconductors                  10. Cascade Communications Corp.
================================================================================

Of course the portfolio's composition is subject to change, and there is no assurance it will continue to hold any particular security.

   A second trend has been consolidation. For example, through a series of strategic acquisitions, portfolio holding HealthSouth Corp. opened its 1,000th location during 1996. HealthSouth operates outpatient surgery and rehabilitation centers as well as inpatient rehabilitation centers.
   A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to fuel demand. A new federal initiative in health-care seems unlikely, which means a more predictable environment for the industry. Additionally, industry consolidation has produced significant cost control and increased efficiency, and can be expected to continue.

Q. FINALLY, THE RETAIL SECTOR--WHAT DID YOU FIND ATTRACTIVE IN THIS AREA?

A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, bolstered by low unemployment and the absence of inflation. Nevertheless, this sector, like the market in general, has become defensive. Competition is intense. In retailing--and in cyclical consumer products as well--a powerful brand name matters.
     The Fund's holdings in these two areas are mainly high-visibility names, including The Gap, Inc., Home Depot, Inc., Tommy Hilfiger Corp., Nautica Enterprises, Inc., and Gucci Group NV. With us, it's not a sector that's attractive, but rather selected individual companies within a specific sector.
     As the reporting period closed, the portfolio was broadly diversified with 313 holdings. Of course, the portfolio's holdings are subject to change and there is no assurance it will continue to hold any particular security.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue. Some consider the stock market overpriced after the huge runup in values the past two years. But many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance.
     We have had an unusual four-to-five-year period now when corporate earnings growth has been above the historic average. This fall, we finally saw evidence that the rate of growth has slowed. There also has been a trend back to large-capitalization stocks and away from the smaller-company stocks the market has favored so far during the 1990s. Such shifts in market sentiment occur periodically, and no one can predict when they will happen or how long they will last.
     Because no one can predict the future performance of the market, we intend to remain selective and patient, identifying appropriate holdings for the Fund's portfolio one security at a time. We remain confident that our earnings-driven investment practices can continue to produce very attractive long-term results.

                           ------------------------
                              . . . we intend to
                               remain selective
                           and patient, identifying
                           appropriate holdings for
                             the Fund's portfolio
                           one security at a time.
                           ------------------------

                            AIM Constellation Fund

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                    SHARES            VALUE

DOMESTIC COMMON STOCKS-84.91%

ADVERTISING/BROADCASTING-1.58%

American Radio Systems
  Corp.(a)(b)                          650,000   $     19,825,000
-----------------------------------------------------------------
CanWest Global Communications
  Corp.                              2,250,000         23,906,250
-----------------------------------------------------------------
Chancellor Corp.-Class A(a)(b)         500,000         16,125,000
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              750,000         54,750,000
-----------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                     787,500         22,837,500
-----------------------------------------------------------------
Jacor Communications, Inc.(a)        1,000,000         28,000,000
-----------------------------------------------------------------
Paxson Communications Corp.(a)       1,000,000          8,875,000
-----------------------------------------------------------------
True North Communications, Inc.        325,700          7,735,375
-----------------------------------------------------------------
                                                      182,054,125
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS & TIRES-0.12%

Mark IV Industries, Inc.               656,250         14,191,406
-----------------------------------------------------------------

BANKING-0.55%

Bank of Boston Corp.                 1,000,000         64,000,000
-----------------------------------------------------------------

BIOTECHNOLOGY-0.73%

AMGEN Inc.(a)                        1,000,000         61,312,500
-----------------------------------------------------------------
Guidant Corp.                          500,000         23,062,500
-----------------------------------------------------------------
                                                       84,375,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.90%

AccuStaff, Inc.(a)                     500,000         13,375,000
-----------------------------------------------------------------
APAC Teleservices, Inc.(a)             200,000          9,225,000
-----------------------------------------------------------------
Career Horizons, Inc.(a)               350,000         14,218,750
-----------------------------------------------------------------
Corrections Corporation of
  America                              100,100          2,602,600
-----------------------------------------------------------------
CUC International, Inc.(a)             900,000         22,050,000
-----------------------------------------------------------------
Equifax, Inc.                          500,000         14,875,000
-----------------------------------------------------------------
HealthCare COMPARE Corp.(a)            493,900         21,731,600
-----------------------------------------------------------------
Paychex, Inc.                          100,000          5,700,000
-----------------------------------------------------------------
                                                      103,777,950
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.52%

Airgas, Inc.(a)                      1,857,400         42,023,675
-----------------------------------------------------------------
IMC Global, Inc.                       500,000         18,750,000
-----------------------------------------------------------------
                                                       60,773,675
-----------------------------------------------------------------

COMPUTER MINI/PCS-2.77%

Compaq Computer Corp.(a)             1,350,000         93,993,750
-----------------------------------------------------------------
Dell Computer Corp.(a)                 900,000         73,237,500
-----------------------------------------------------------------
Rational Software Corp.(a)           1,050,000         40,293,750
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,850,000        112,850,000
-----------------------------------------------------------------
                                                      320,375,000
-----------------------------------------------------------------

COMPUTER NETWORKING-5.83%

ACT Networks, Inc.(a)(b)               500,000         17,125,000
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

COMPUTER NETWORKING-(CONTINUED)

Ascend Communications, Inc.(a)       1,486,800   $     97,199,550
-----------------------------------------------------------------
Auspex Systems, Inc.(a)                311,700          3,194,925
-----------------------------------------------------------------
Cabletron Systems, Inc.(a)           1,000,000         62,375,000
-----------------------------------------------------------------
Cascade Communications Corp.(a)      1,500,000        108,937,500
-----------------------------------------------------------------
Cisco Systems, Inc.(a)               2,500,000        154,687,500
-----------------------------------------------------------------
FORE Systems, Inc.(a)                1,650,000         65,587,500
-----------------------------------------------------------------
Shiva Corp.(a)                         212,400          8,708,400
-----------------------------------------------------------------
Sync Research, Inc.(a)(b)              500,000          6,625,000
-----------------------------------------------------------------
3Com Corp.(a)                        2,000,000        135,250,000
-----------------------------------------------------------------
Xircom, Inc.(a)                        662,200         13,409,550
-----------------------------------------------------------------
                                                      673,099,925
-----------------------------------------------------------------

COMPUTER PERIPHERALS-1.39%

Adaptec, Inc.(a)                       500,000         30,437,500
-----------------------------------------------------------------
American Power Conversion
  Corp.(a)                             563,300         12,040,537
-----------------------------------------------------------------
Microchip Technology, Inc.(a)        1,000,050         36,251,812
-----------------------------------------------------------------
U.S. Robotics Corp.(a)               1,300,000         81,737,500
-----------------------------------------------------------------
                                                      160,467,349
-----------------------------------------------------------------

COMPUTER
  SOFTWARE/SERVICES-12.85%

Affiliated Computer Services,
  Inc.(a)                              245,600         13,508,000
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)             463,200         17,254,200
-----------------------------------------------------------------
BMC Software, Inc.(a)                1,000,000         83,000,000
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000         18,250,000
-----------------------------------------------------------------
Ceridian Corp.(a)                    1,000,000         49,625,000
-----------------------------------------------------------------
Computer Associates
  International, Inc.                1,875,000        110,859,375
-----------------------------------------------------------------
Computer Sciences Corp.(a)             700,000         51,975,000
-----------------------------------------------------------------
Compuware Corp.(a)                   1,000,000         52,750,000
-----------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              510,000          8,542,500
-----------------------------------------------------------------
DST Systems, Inc.(a)                 1,000,000         30,750,000
-----------------------------------------------------------------
Electronic Arts, Inc.(a)               850,000         31,875,000
-----------------------------------------------------------------
First Data Corp.                       600,000         47,850,000
-----------------------------------------------------------------
HBO & Co.                            1,000,000         60,125,000
-----------------------------------------------------------------
HPR, Inc.(a)                           500,000          7,000,000
-----------------------------------------------------------------
IDX Systems Corp.(a)                   306,900          9,053,550
-----------------------------------------------------------------
Integrated Systems, Inc.(a)            428,700         11,574,900
-----------------------------------------------------------------
Intuit, Inc.(a)                        750,000         20,250,000
-----------------------------------------------------------------
McAfee Associates, Inc.(a)           1,524,200         69,351,100
-----------------------------------------------------------------
Metromail Corp.                        500,000          9,187,500
-----------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000        274,500,000
-----------------------------------------------------------------
National Data Corp.                    600,000         24,675,000
-----------------------------------------------------------------
Network General Corp.(a)(b)          2,185,000         52,713,125
-----------------------------------------------------------------
Oracle Corp.(a)                      2,499,950        105,779,134
-----------------------------------------------------------------
Parametric Technology Corp.(a)       2,400,000        117,300,000
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Physician Computer Network, Inc.(a)  1,500,000   $     13,406,250
-----------------------------------------------------------------
Pure Atria Corp.(a)                     57,700          1,572,325
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,696,300         47,708,438
-----------------------------------------------------------------
Sterling Software, Inc.(a)             500,000         16,250,000
-----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                           1,100,000         19,525,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)           530,000         22,657,500
-----------------------------------------------------------------
Synopsys, Inc.(a)                    1,500,000         67,500,000
-----------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)        329,500          5,725,063
-----------------------------------------------------------------
Transition Systems, Inc.(a)             33,300            316,350
-----------------------------------------------------------------
Wind River Systems(a)                  300,000         12,750,000
-----------------------------------------------------------------
                                                    1,485,159,310
-----------------------------------------------------------------

CONGLOMERATES-0.63%

Corning, Inc.                        1,000,000         38,750,000
-----------------------------------------------------------------
Tyco International Ltd.                411,982         20,444,606
-----------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000         13,500,000
-----------------------------------------------------------------
                                                       72,694,606
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.04%

AMETEK, Inc.                           200,000          3,975,000
-----------------------------------------------------------------
Berg Electronics Corp.(a)              500,000         14,125,000
-----------------------------------------------------------------
BMC Industries, Inc.                   500,000         14,812,500
-----------------------------------------------------------------
Checkpoint Systems, Inc.(a)            450,000         10,068,750
-----------------------------------------------------------------
Methode Electronics, Inc.-Class A      450,000          8,775,000
-----------------------------------------------------------------
Molex, Inc.-Class A                    234,375          7,587,890
-----------------------------------------------------------------
SCI Systems, Inc.(a)                   500,000         24,875,000
-----------------------------------------------------------------
Symbol Technologies, Inc.(a)           600,000         26,925,000
-----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)     300,000          9,075,000
-----------------------------------------------------------------
                                                      120,219,140
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.11%

Imperial Credit Industries, Inc.(a)    700,000         12,687,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.20%

Aames Financial Corp.                  309,100         13,793,587
-----------------------------------------------------------------
Beneficial Corp.                       400,000         23,400,000
-----------------------------------------------------------------
Capital One Financial Corp.          1,500,000         46,687,500
-----------------------------------------------------------------
Cityscape Financial Corp.(a)           474,300         12,213,225
-----------------------------------------------------------------
Concord EFS, Inc.(a)                    97,100          2,815,900
-----------------------------------------------------------------
Credit Acceptance Corp.(a)           1,128,800         30,477,600
-----------------------------------------------------------------
First USA, Inc.                        400,000         23,000,000
-----------------------------------------------------------------
Green Tree Financial Corp.           2,150,000         85,193,750
-----------------------------------------------------------------
Household International, Inc.          650,000         57,525,000
-----------------------------------------------------------------
MBNA Corp.                           1,500,000         56,625,000
-----------------------------------------------------------------
Money Store, Inc. (The)              1,250,000         32,187,500
-----------------------------------------------------------------
Olympic Financial Ltd.(a)            1,431,200         22,720,300
-----------------------------------------------------------------
PMT Services, Inc.(a)                  553,500         11,070,000
-----------------------------------------------------------------
Southern Pacific Funding Corp.(a)      116,100          3,657,150
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Student Loan Marketing Association     450,000   $     37,237,500
-----------------------------------------------------------------
SunAmerica, Inc.                       700,000         26,250,000
-----------------------------------------------------------------
                                                      484,854,012
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.17%

Washington Mutual, Inc.                458,400         19,367,400
-----------------------------------------------------------------

FOOD/PROCESSING-0.25%

Richfood Holdings, Inc.              1,182,100         28,518,163
-----------------------------------------------------------------

FUNERAL SERVICES-0.96%

Service Corp. International          3,000,000         85,500,000
-----------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      750,000         25,687,500
-----------------------------------------------------------------
                                                      111,187,500
-----------------------------------------------------------------

FURNITURE-0.26%

Leggett & Platt, Inc.                1,000,000         29,875,000
-----------------------------------------------------------------

GAMING-0.75%

GTECH Holdings Corp.(a)                750,000         22,125,000
-----------------------------------------------------------------
International Game Technology        1,875,000         39,609,375
-----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)(b)                         1,540,800         24,460,200
-----------------------------------------------------------------
                                                       86,194,575
-----------------------------------------------------------------

HOMEBUILDING-0.06%

Oakwood Homes Corp.                    250,000          6,625,000
-----------------------------------------------------------------

HOTELS/MOTELS-1.40%

Doubletree Corp.(a)                    652,800         26,479,200
-----------------------------------------------------------------
HFS, Inc.(a)                         1,200,000         87,900,000
-----------------------------------------------------------------
Promus Hotel Corp.(a)                  650,000         20,637,500
-----------------------------------------------------------------
Sun International Hotels Ltd.(a)       560,300         26,474,175
-----------------------------------------------------------------
                                                      161,490,875
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.64%

Compdent Corp.(a)(b)                   700,000         24,062,500
-----------------------------------------------------------------
Conseco, Inc.                          500,000         26,750,000
-----------------------------------------------------------------
RISCORP, Inc.-Class A(a)               172,300            861,500
-----------------------------------------------------------------
United Companies Financial Corp.       750,000         22,406,250
-----------------------------------------------------------------
                                                       74,080,250
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-1.02%

CapMAC Holdings Inc.(b)                850,000         28,368,750
-----------------------------------------------------------------
MGIC Investment Corp.                1,250,000         85,781,250
-----------------------------------------------------------------
Progressive Corp.                       44,900          3,086,875
-----------------------------------------------------------------
                                                      117,236,875
-----------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                    1,250,000         38,281,250
-----------------------------------------------------------------
Harley-Davidson, Inc.                1,000,000         45,125,000
-----------------------------------------------------------------
Mattel, Inc.                           625,000         18,046,875
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

LEISURE & RECREATION-(CONTINUED)

Speedway Motorsports, Inc.(a)          511,200   $     11,693,700
-----------------------------------------------------------------
                                                      113,146,825
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.35%

Pentair, Inc.                          500,000         12,625,000
-----------------------------------------------------------------
Thermo Electron Corp.(a)               750,000         27,375,000
-----------------------------------------------------------------
                                                       40,000,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-1.51%

Cardinal Health, Inc.                1,400,000        109,900,000
-----------------------------------------------------------------
Curative Technologies, Inc.(a)         265,000          6,028,750
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          250,000          8,625,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       750,000         21,843,750
-----------------------------------------------------------------
Jones Medical Industries, Inc.         402,350         17,502,225
-----------------------------------------------------------------
Parexel International Corp.(a)         217,100         10,637,900
-----------------------------------------------------------------
                                                      174,537,625
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-7.66%

American HomePatient Inc.(a)(b)        750,000         17,812,500
-----------------------------------------------------------------
American Medical Response, Inc.(a)     300,000          9,000,000
-----------------------------------------------------------------
American Oncology Resources, Inc.(a)   336,900          2,695,200
-----------------------------------------------------------------
Apria Healthcare Group, Inc.(a)(b)   1,750,000         33,468,750
-----------------------------------------------------------------
ClinTrials Research Inc.(a)            243,300          9,032,513
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.        2,625,000         93,843,750
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)     1,000,000         22,875,000
-----------------------------------------------------------------
Health Care and Retirement Corp.(a)  2,250,000         55,406,250
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                    2,999,987         65,999,714
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 3,071,000        115,162,500
-----------------------------------------------------------------
Lincare Holdings, Inc.(a)            1,000,000         37,500,000
-----------------------------------------------------------------
Manor Care, Inc.                     1,000,000         39,250,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                   800,000         16,900,000
-----------------------------------------------------------------
OccuSystems, Inc.(a)                   430,000         11,771,250
-----------------------------------------------------------------
OrNda HealthCorp(a)                  2,000,000         54,500,000
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              524,200          7,535,375
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)         1,498,600         68,186,300
-----------------------------------------------------------------
PhyCor, Inc.(a)                      1,050,000         32,550,000
-----------------------------------------------------------------
Physicians Resource Group, Inc.(a)     500,000         13,500,000
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)           600,000         16,200,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)            2,250,000         46,968,750
-----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     550,000         21,450,000
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                    1,350,000         33,750,000
-----------------------------------------------------------------
Vencor, Inc.(a)                      2,000,000         59,250,000
-----------------------------------------------------------------
                                                      884,607,852
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-4.32%

Advanced Technology
  Laboratories, Inc.(a)                650,000         19,825,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)           1,014,552         55,166,265
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

CardioThoracic Systems, Inc.(a)        250,000   $      4,750,000
-----------------------------------------------------------------
Dentsply International, Inc.           550,000         23,168,750
-----------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                         1,160,400         25,528,800
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)          1,000,000         39,250,000
-----------------------------------------------------------------
Invacare Corp.                         885,200         24,785,600
-----------------------------------------------------------------
Medtronic, Inc.                        500,000         32,187,500
-----------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(a)       500,000          9,750,000
-----------------------------------------------------------------
Omnicare, Inc.                       2,000,000         54,500,000
-----------------------------------------------------------------
Physician Sales & Service, Inc.(a)     750,000         15,937,500
-----------------------------------------------------------------
Quintiles Transnational Corp.(a)       500,000         32,875,000
-----------------------------------------------------------------
Spine-Tech, Inc.(a)                     57,600          1,454,400
-----------------------------------------------------------------
St. Jude Medical, Inc.(a)              780,200         30,817,900
-----------------------------------------------------------------
Steris Corp.(a)                        825,000         31,143,750
-----------------------------------------------------------------
Sybron International Corp.(a)        2,000,000         58,250,000
-----------------------------------------------------------------
Target Therapeutics, Inc.(a)           225,000          8,325,000
-----------------------------------------------------------------
US Surgical Corp.                      750,000         31,406,250
-----------------------------------------------------------------
                                                      499,121,715
-----------------------------------------------------------------

OFFICE PRODUCTS-0.52%

Avery Dennison Corp.                   300,000         19,762,500
-----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A      1,517,100         40,013,513
-----------------------------------------------------------------
                                                       59,776,013
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Reading & Bates Corp.(a)             1,400,000         40,250,000
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.52%

Burlington Resources, Inc.             750,000         37,781,250
-----------------------------------------------------------------
Transocean Offshore Inc.               350,000         22,137,500
-----------------------------------------------------------------
                                                       59,918,750
-----------------------------------------------------------------
OIL & GAS (SERVICES)-0.52%

Camco International, Inc.              613,700         23,780,875
-----------------------------------------------------------------
Global Marine, Inc.(a)               2,000,000         36,750,000
-----------------------------------------------------------------
                                                       60,530,875
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.18%

Baker Hughes, Inc.                   1,000,000         35,625,000
-----------------------------------------------------------------
Cooper Cameron Corp.(a)                 27,500          1,756,563
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)   1,000,000         60,875,000
-----------------------------------------------------------------
ENSCO International, Inc.(a)           750,000         32,437,500
-----------------------------------------------------------------
Marine Drilling Co., Inc.(a)         2,000,000         27,750,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)      518,700          9,077,250
-----------------------------------------------------------------
Rowan Co., Inc.(a)                   1,300,000         29,087,500
-----------------------------------------------------------------
Smith International, Inc.(a)           750,000         28,500,000
-----------------------------------------------------------------
Varco International, Inc.(a)         1,326,100         26,190,475
-----------------------------------------------------------------
                                                      251,299,288
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

POLLUTION CONTROL-0.51%

United Waste Systems, Inc.(a)          592,200   $     20,356,875
-----------------------------------------------------------------
US Filter Corp.(a)                     206,000          7,107,000
-----------------------------------------------------------------
USA Waste Services, Inc.(a)          1,000,000         32,000,000
-----------------------------------------------------------------
                                                       59,463,875
-----------------------------------------------------------------

PUBLISHING-0.28%

Gartner Group, Inc.(a)                 608,200         18,702,150
-----------------------------------------------------------------
Times Mirror Co. (The)                 300,000         13,875,000
-----------------------------------------------------------------
                                                       32,577,150
-----------------------------------------------------------------

RESTAURANTS-1.30%

Apple South, Inc.                      500,000          5,875,000
-----------------------------------------------------------------
Applebee's International, Inc.         843,600         20,562,750
-----------------------------------------------------------------
Brinker International, Inc.(a)       1,400,000         23,800,000
-----------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                          500,000         10,187,500
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon,
  Inc.(a)                            1,250,000         32,031,250
-----------------------------------------------------------------
Outback Steakhouse, Inc.(a)            750,000         17,390,625
-----------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                      750,000         15,562,500
-----------------------------------------------------------------
Starbucks Corp.(a)                     750,000         24,375,000
-----------------------------------------------------------------
                                                      149,784,625
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-3.13%

American Stores Co.                  1,000,000         41,375,000
-----------------------------------------------------------------
Eckerd Corp.(a)                      1,262,800         35,042,700
-----------------------------------------------------------------
Kroger Co. (The)(a)                  1,200,000         53,550,000
-----------------------------------------------------------------
Revco D.S., Inc.(a)                  1,000,000         30,125,000
-----------------------------------------------------------------
Safeway, Inc.(a)                     2,000,000         85,750,000
-----------------------------------------------------------------
Thrifty PayLess Holdings, Inc.(a)    1,513,800         32,357,475
-----------------------------------------------------------------
Vons Companies, Inc. (The)           1,500,000         83,062,500
-----------------------------------------------------------------
                                                      361,262,675
-----------------------------------------------------------------

RETAIL (STORES)-10.61%

AutoZone, Inc.(a)                    1,500,000         38,437,500
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)           1,000,000         25,250,000
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             293,100          5,568,900
-----------------------------------------------------------------
CDW Computer Centers, Inc.(a)          650,000         40,909,373
-----------------------------------------------------------------
Claire's Stores, Inc.                  400,000          6,800,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                     1,000,000         46,250,000
-----------------------------------------------------------------
Consolidated Stores Corp.(a)         1,600,000         61,800,000
-----------------------------------------------------------------
Corporate Express, Inc.(a)           1,090,000         35,561,250
-----------------------------------------------------------------
Dayton Hudson Corp.                  1,500,000         51,937,500
-----------------------------------------------------------------
Dillard Department Stores, Inc.        500,000         15,875,000
-----------------------------------------------------------------
Dollar General Corp.                 1,087,093         30,166,830
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            600,000         22,650,000
-----------------------------------------------------------------
Finish Line, Inc. (The) Class A(a)     422,700         17,964,750
-----------------------------------------------------------------
Gap, Inc. (The)                      1,000,000         29,000,000
-----------------------------------------------------------------
Global DirectMail Corp.(a)             700,000         34,475,000
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

RETAIL (STORES)-(CONTINUED)

Gymboree Corp.(a)(b)                 1,447,000   $     45,218,750
-----------------------------------------------------------------
Home Depot, Inc.                       100,000          5,475,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)           600,000         18,750,000
-----------------------------------------------------------------
Kohl's Corp.(a)                        838,600         30,189,600
-----------------------------------------------------------------
Lowe's Co., Inc.                     1,000,000         40,375,000
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)    1,075,050         22,172,906
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                  700,000         24,587,500
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)             1,250,000         28,750,000
-----------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(a)     300,000          9,787,500
-----------------------------------------------------------------
Oakley, Inc.(a)                      2,000,000         29,750,000
-----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,250,000         43,750,000
-----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)      675,000         15,862,500
-----------------------------------------------------------------
PETsMART, Inc.(a)                    2,000,000         54,000,000
-----------------------------------------------------------------
Ross Stores, Inc.                      437,200         18,143,800
-----------------------------------------------------------------
Saks Holdings, Inc.(a)                 272,900          9,551,500
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,500,000         36,375,000
-----------------------------------------------------------------
Staples, Inc.(a)                     4,000,000         74,500,000
-----------------------------------------------------------------
Sunglass Hut International, Inc.(a)    628,900          5,581,489
-----------------------------------------------------------------
Tech Data Corp.(a)                   1,500,000         38,625,000
-----------------------------------------------------------------
Tiffany & Co.                          758,900         28,079,300
-----------------------------------------------------------------
TJX Companies, Inc.                    750,000         30,000,000
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                 2,000,000         67,750,000
-----------------------------------------------------------------
Viking Office Products, Inc.(a)      2,500,000         72,812,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)               500,000         13,750,000
-----------------------------------------------------------------
                                                    1,226,483,448
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.08%

Input/Output, Inc.(a)                  300,000          8,925,000
-----------------------------------------------------------------

SEMICONDUCTORS-2.68%

Altera Corp.(a)                        750,000         46,500,000
-----------------------------------------------------------------
Intel Corp.                          2,200,000        241,725,000
-----------------------------------------------------------------
Solectron Corp.(a)                     300,000         16,050,000
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         150,000          4,781,250
-----------------------------------------------------------------
                                                      309,056,250
-----------------------------------------------------------------

SHOES & RELATED APPAREL-1.08%

Nike, Inc.-Class B                   1,000,000         58,875,000
-----------------------------------------------------------------
Nine West Group, Inc.(a)             1,100,000         54,862,500
-----------------------------------------------------------------
Wolverine World Wide, Inc.             450,000         11,137,500
-----------------------------------------------------------------
                                                      124,875,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-5.33%

ACC Corp.                              358,350         15,229,875
-----------------------------------------------------------------
ADC Telecommunications, Inc.(a)      1,500,000        102,562,500
-----------------------------------------------------------------
Allen Group, Inc.                      596,700          9,472,613
-----------------------------------------------------------------
Andrew Corp.(a)                      1,750,000         85,312,500
-----------------------------------------------------------------
Aspect Telecommunications Corp.(a)     550,000         32,725,000
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

TELECOMMUNICATIONS-(CONTINUED)

Billing Information Concepts(a)        400,000   $     10,450,000
-----------------------------------------------------------------
Frontier Corp.                       1,000,000         29,000,000
-----------------------------------------------------------------
MCI Communications Corp.             2,000,000         50,250,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)       1,366,100         94,090,138
-----------------------------------------------------------------
PictureTel Corp.(a)                    500,000         13,500,000
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)          50,300            817,375
-----------------------------------------------------------------
Premisys Communications, Inc.(a)       500,000         25,000,000
-----------------------------------------------------------------
QUALCOMM, Inc.(a)                      600,000         23,850,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                       800,000         68,100,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)            343,300          2,875,138
-----------------------------------------------------------------
United States Satellite
  Broadcasting Company, Inc.(a)        412,100          6,645,112
-----------------------------------------------------------------
Western Wireless Corp.-Class
  A(a)(b)                              550,000          9,075,000
-----------------------------------------------------------------
WorldCom, Inc.(a)                    1,500,000         36,562,500
-----------------------------------------------------------------
                                                      615,517,751
-----------------------------------------------------------------

TELEPHONE-0.23%

Century Telephone Enterprises, Inc.     55,700          1,789,363
-----------------------------------------------------------------
Cincinnati Bell, Inc.                  500,000         24,687,500
-----------------------------------------------------------------
                                                       26,476,863
-----------------------------------------------------------------

TEXTILES-1.78%

Designer Holdings Ltd.(a)              250,000          4,781,250
-----------------------------------------------------------------
Liz Claiborne, Inc.                  1,250,000         52,812,500
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)         1,200,000         36,900,000
-----------------------------------------------------------------
Russell Corp.                        1,000,000         28,375,000
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)              1,000,000         52,000,000
-----------------------------------------------------------------
Unifi, Inc.                            978,600         30,458,926
-----------------------------------------------------------------
                                                      205,327,676
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.16%

AirNet Systems, Inc.(a)                560,000          7,280,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                   300,000         10,950,000
-----------------------------------------------------------------
                                                       18,230,000
-----------------------------------------------------------------

TRUCKING-0.10%

USFreightways Corp.                    550,000         12,031,250
-----------------------------------------------------------------
    Total Domestic Common Stocks                    9,806,505,142
-----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-3.85%

CANADA-0.73%

Agrium, Inc. (Chemicals)               891,100         11,918,463
-----------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)           1,500,000         47,437,500
-----------------------------------------------------------------
Potash Corp. of Saskatchewan
  Inc. (Metals-Miscellaneous)          350,000         24,806,250
-----------------------------------------------------------------
                                                       84,162,213
-----------------------------------------------------------------

FRANCE-0.12%

Roussel-Uclaf (Medical-Drugs)           50,580         13,385,768
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

IRELAND-0.50%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                 49,400   $      2,717,000
-----------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                 2,000,000         55,500,000
-----------------------------------------------------------------
                                                       58,217,000
-----------------------------------------------------------------

ISRAEL-0.30%

ECI Telecommunications Ltd.
  Designs (Computer Networking)(a)   1,250,000         25,000,000
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             225,000          9,421,875
-----------------------------------------------------------------
                                                       34,421,875
-----------------------------------------------------------------

ITALY-0.30%

Fila Holding S.p.A.-ADR
  (Retail/Stores)                      425,000         30,600,000
-----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)               1,074,000          2,214,550
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               1,074,000          2,401,456
-----------------------------------------------------------------
                                                       35,216,006
-----------------------------------------------------------------

NETHERLANDS-0.54%

Baan Co. N.V. (Computer
  Software/Services)(a)                800,000         29,600,000
-----------------------------------------------------------------
Gucci Group NV-ADR (Textiles)          385,000         26,565,000
-----------------------------------------------------------------
Ver Ned Uitgever Bezit (Publishing)    328,500          5,963,223
-----------------------------------------------------------------
                                                       62,128,223
-----------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR (Telecommunications)  2,250,000         62,156,250
-----------------------------------------------------------------

SWITZERLAND-0.05%

Ciba-Geigy AG (Chemicals)                5,000          6,159,018
-----------------------------------------------------------------

UNITED KINGDOM-0.77%

Burton Group PLC (Retail-Stores)     2,700,000          6,558,838
-----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                1,937,500         76,773,438
-----------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                          390,000          5,608,154
-----------------------------------------------------------------
                                                       88,940,430
-----------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests                          444,786,783
-----------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT

CONVERTIBLE CORPORATE
  BONDS-0.07%

FINANCE (CONSUMER CREDIT)-0.07%

Cityscape Financial Corp.,
  Conv. Sub. Deb.
  6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $10,090,613)(c)           $   7,815,000          8,252,260
-----------------------------------------------------------------
      Total Convertible
        Corporate Bonds                                 8,252,260
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                   PRINCIPAL          MARKET
                                    AMOUNT            VALUE

REPURCHASE AGREEMENTS-5.65%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)             $  38,201,444   $     38,201,444
-----------------------------------------------------------------
SBC Capital Markets Inc.,
  5.55%, 11/01/96(f)               179,000,000        179,000,000
-----------------------------------------------------------------
Smith Barney Shearson Inc.,
  5.60%, 11/01/96(g)               173,000,000        173,000,000
-----------------------------------------------------------------
UBS Securities Inc., 5.60%,
  11/01/96(h)                      262,043,993        262,003,237
-----------------------------------------------------------------
      Total Repurchase Agreements                     652,204,681
-----------------------------------------------------------------
                                   PRINCIPAL          MARKET
                                    AMOUNT            VALUE

U.S. TREASURY SECURITIES-5.42%

U.S. TREASURY BILLS-5.42%(i)

5.18%, 12/26/96(j)               $ 208,115,000   $    206,624,896
-----------------------------------------------------------------
5.05%, 01/02/97(j)                 387,710,000        384,542,409
-----------------------------------------------------------------
4.53%, 02/06/97                     35,000,000         34,536,950
-----------------------------------------------------------------
      Total U.S. Treasury
         Securities                                   625,704,255
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.90%                           11,537,453,121
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.10%                                    11,087,841
-----------------------------------------------------------------
NET ASSETS-100.00%                               $ 11,548,540,962
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of October 31, 1996 was $358,443,781 which represented 3.10% of the Fund's net assets.

(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $8,252,260, which represents 0.07% of net assets.

(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.

(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations 0% to 9.125% due 11/30/96 to 10/31/01.

(g) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,031,111. Collateralized by $254,910,124 U.S. Treasury obligations, 0% to 9.50% due 11/15/96 to 09/01/34.

(h) Joint repurchase agreement entered into 10/31/96 with a maturing value of $300,046,667. Collateralized by $609,995,215 U.S. Government agency obligations 0% to 11.00% due 05/01/09 to 03/01/33.

(i) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR-American Depository Receipt
Conv.-Convertible
Deb.-Debentures
Sub.-Subordinated

See Notes to Financial Statements.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value
  (cost $8,806,097,768)                   $11,537,453,121
---------------------------------------------------------
Foreign currencies, at market value
  (cost $26,216)                                   26,258
---------------------------------------------------------
Receivables for:
  Investments sold                             15,784,521
---------------------------------------------------------
  Capital stock sold                           46,649,903
---------------------------------------------------------
  Dividends and interest                        2,142,548
---------------------------------------------------------
  Variation margin                              6,284,875
---------------------------------------------------------
Investment for deferred compensation
  plan                                             63,878
---------------------------------------------------------
Other assets                                       58,196
---------------------------------------------------------
      Total assets                         11,608,463,300
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        30,867,907
---------------------------------------------------------
  Capital stock reacquired                     16,227,770
---------------------------------------------------------
  Deferred compensation                            63,878
---------------------------------------------------------
Accrued advisory fees                           6,018,167
---------------------------------------------------------
Accrued administrative services fees               19,531
---------------------------------------------------------
Accrued directors' fees                             4,297
---------------------------------------------------------
Accrued distribution fees                       2,890,747
---------------------------------------------------------
Accrued transfer agent fees                     2,020,918
---------------------------------------------------------
Accrued operating expenses                      1,809,123
---------------------------------------------------------
      Total liabilities                        59,922,338
---------------------------------------------------------
Net assets applicable to shares
  outstanding                             $11,548,540,962
=========================================================

NET ASSETS:

Class A                                   $11,255,506,428
---------------------------------------------------------
Institutional Class                       $   293,034,534
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 441,753,223
=========================================================

Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  11,265,330
=========================================================

CLASS A:

  Net asset value and redemption price
    per share                             $         25.48
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.48
      divided by 94.50%)                  $         26.96
=========================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share            $         26.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996


INVESTMENT INCOME:

Dividends (net of $366,503 foreign
  withholding tax)                         $   21,861,327
---------------------------------------------------------
Interest                                       60,273,163
---------------------------------------------------------
    Total investment income                    82,134,490
---------------------------------------------------------
EXPENSES:

Advisory fees                                  59,483,795
---------------------------------------------------------
Administrative service fees                       212,800
---------------------------------------------------------
Custodian fees                                    611,167
---------------------------------------------------------
Directors' fees                                    54,355
---------------------------------------------------------
Distribution fees-Class A                      27,788,170
---------------------------------------------------------
Transfer agent fees-Class A                    17,524,711
---------------------------------------------------------
Transfer agent fees-Institutional Class            16,972
---------------------------------------------------------
Other                                           3,499,379
---------------------------------------------------------
      Total expenses                          109,191,349
---------------------------------------------------------
Less: Fees waived by advisor                   (1,869,383)
---------------------------------------------------------
    Expenses paid indirectly                     (144,866)
---------------------------------------------------------
      Net expenses                            107,177,100
---------------------------------------------------------
Net investment income (loss)                  (25,042,610)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       347,014,327
---------------------------------------------------------
  Foreign currencies                             (475,360)
---------------------------------------------------------
  Futures contracts                            47,580,962
---------------------------------------------------------
                                              394,119,929
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                       651,403,520
---------------------------------------------------------
  Foreign currencies                              146,156
---------------------------------------------------------
  Futures contracts                            21,195,970
---------------------------------------------------------
                                              672,745,646
---------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                          1,066,865,575
---------------------------------------------------------
Net increase in net assets resulting
  from operations                          $1,041,822,965
=========================================================

See Notes to Financial Statements.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                             1996                1995
OPERATIONS:

  Net investment income (loss)                                                          $   (25,042,610)    $  (16,016,980)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                                                394,119,929        237,427,697
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                                                672,745,646      1,307,034,097
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                               1,041,822,965      1,528,444,814
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (233,242,373)      (107,823,749)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (4,789,469)        (1,218,145)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                 3,470,281,071      1,878,176,040
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                       135,200,711         75,813,810
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                         4,409,272,905      3,373,392,770
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     7,139,268,057      3,765,875,287
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $11,548,540,962     $7,139,268,057
==========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                            $ 8,408,805,783     $4,828,771,443
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                   (124,538)           (54,010)
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies
    and futures contracts                                                                   388,200,602        231,637,155
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                             2,751,659,115      2,078,913,469
--------------------------------------------------------------------------------------------------------------------------
                                                                                        $11,548,540,962     $7,139,268,057
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having

                   C   O   N   S   T   E  L  L  A  T  I  O  N

   60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, $475,360 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $25,447,442 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1996, AIM waived fees of $1,869,383. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $212,800 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the year ended October 31, 1996, AFS was paid $8,671,663 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $16,972 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $132,361 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $12,505 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of Fund's total expenses of $144,866 during the year ended October 31, 1996.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-l under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the year ended October 31, 1996, the Class A shares paid AIM Distributors $27,788,170 as compensation under the Plan.
  AIM Distributors received commissions of $19,558,836 from Class A capital stock transactions during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996 the Fund paid legal fees of $21,521 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $83,000,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $7,936,731,509 and $5,239,321,023, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                                          $3,001,882,643
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                            (273,922,974)
-------------------------------------------------------------------------------
Net unrealized appreciation of
  investment securities                                          $2,727,959,669
===============================================================================

Cost of investments for tax purposes is $8,809,493,452.

NOTE 6-FUTURES CONTRACT

On October 31, 1996, $25,487,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

     (Contracts--$500 times index/delivery month/commitment)

                                          UNREALIZED
                                         APPRECIATION
S&P 500 Index/1,835 contracts/Dec.
  96/Buy                                 $ 20,302,845
------------------------------------------------------

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                               1996                             1995
                  ------------------------------   ------------------------------
                     SHARES          AMOUNT           SHARES          AMOUNT
                  ------------   ---------------   ------------   ---------------
Sold:
 Class A           282,903,859   $ 6,791,107,589    214,014,863   $ 4,411,919,689
---------------------------------------------------------------------------------
 Institutional
   Class             7,711,696       189,568,037      5,036,915       105,368,663
---------------------------------------------------------------------------------
Issued as
 reinvestment of
 dividends:
 Class A            10,007,849       218,670,843      6,006,043        99,940,399
---------------------------------------------------------------------------------
 Institutional
   Class               200,095         4,444,113         60,580         1,019,563
---------------------------------------------------------------------------------
Reacquired:
 Class A          (146,642,433)   (3,539,497,361)  (128,002,913)   (2,633,684,048)
---------------------------------------------------------------------------------
 Institutional
   Class            (2,422,264)      (58,811,439)    (1,476,157)      (30,574,416)
---------------------------------------------------------------------------------
                   151,758,802   $ 3,605,481,782     95,639,331   $ 1,953,989,850
=================================================================================

                   C   O   N   S   T   E  L  L  A  T  I  O  N

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding each of the years in the four-year period ended October 31, 1996 and the period April 8, 1992 (date operations commenced) through October 31, 1992.

                                                                1996             1995        1994        1993        1992
                                                              --------         --------     -------     -------     -------
Net asset value, beginning of period                          $  24.05         $  18.49     $ 17.13     $ 13.27     $ 12.29
-----------------------------------------------------------   --------         --------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                    0.04             0.02        0.03          --       (0.01)
-----------------------------------------------------------   --------         --------     -------     -------     -------
  Net gains on securities (both realized and unrealized)          2.67             6.06        1.33        3.86        0.99
-----------------------------------------------------------   --------         --------     -------     -------     -------
    Total from investment operations                              2.71             6.08        1.36        3.86        0.98
-----------------------------------------------------------   --------         --------     -------     -------     -------
Less distributions:
  Distributions from capital gains                               (0.75)           (0.52)         --          --          --
-----------------------------------------------------------   --------         --------     -------     -------     -------
Net asset value, end of period                                $  26.01         $  24.05     $ 18.49     $ 17.13     $ 13.27
===========================================================   ========         ========     =======     =======     =======
Total return(a)                                                  11.81%           34.09%       7.94%      29.09%       7.97%
===========================================================   ========         ========     =======     =======     =======
Net assets, end of period (000s omitted)                      $293,035         $138,918     $39,847     $12,338     $ 3,087
===========================================================   ========         ========     =======     =======     =======
Ratio of expenses to average net assets(b)                        0.66%(d)(e)     0.66%        0.69%       0.87%       0.91%(g)
===========================================================   ========         ========     =======     =======     =======
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.21%(d)         0.18%       0.36%       0.04%      (0.12)%(g)
===========================================================   ========         ========     =======     =======     =======
Portfolio turnover rate                                             58%              45%         79%         70%         62%
===========================================================   ========         ========     =======     =======     =======
Average broker commission rate(f)                             $ 0.0596              N/A         N/A         N/A         N/A
===========================================================   ========         ========     =======     =======     =======

(a) For periods less than one year, total return is not annualized.

(b) Ratios of expenses prior to waiver of advisory fees and/or expense reimbursement were 0.67%, 0.68%, 0.70%, and 1.26% for the years 1996-1994 and 1992, respectively.

(c) Ratios of net investment income prior to waiver of advisory fees and/or expense reimbursement were 0.20%, 0.16%, 0.35% and (0.47)% for the years 1996-1994 and 1992, respectively.

(d) After waiver of advisory fees. Ratios are based on average net assets of $212,576,688.

(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996 A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Constellation Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   C   O   N   S   T   E  L  L  A  T  I  O  N

Directors & Officers


BOARD OF DIRECTORS                       OFFICERS                                   OFFICE OF THE FUND
                                                                                    11 Greenway Plaza
Charles T. Bauer                         Charles T. Bauer                           Suite 1919
Chairman and Chief Executive Officer     Chairman                                   Houston, TX 77046
A I M Management Group Inc.
                                         Robert H. Graham                           INVESTMENT ADVISOR
Bruce L. Crockett                        President                                  A I M Advisors, Inc.
Formerly Director, President, and                                                   11 Greenway Plaza
Chief Executive Officer                  John J. Arthur                             Suite 1919
COMSAT Corporation                       Senior Vice President and Treasurer        Houston, TX 77046

Owen Daly II                             Gary T. Crum                               TRANSFER AGENT
Director                                 Senior Vice President                      A I M Institutional Fund
Cortland Trust Inc.                                                                 Services, Inc.
                                         Scott G. Lucas                             11 Greenway Plaza
Carl Frischling                          Senior Vice President                      Suite 1919
Partner                                                                             Houston, TX 77046
Kramer, Levin, Naftalis & Frankel        Carol F. Relihan
                                         Senior Vice President and Secretary        CUSTODIAN
Robert H. Graham                                                                    State Street Bank & Trust Company
President and Chief Operating Officer    Jonathan C. Schoolar                       225 Franklin Street
A I M Management Group Inc.              Senior Vice President                      Boston, MA 02110

John F. Kroeger                          Melville B. Cox                            COUNSEL TO THE FUND
Formerly Consultant                      Vice President                             Ballard Spahr
Wendell & Stockel Associates, Inc.                                                  Andrews & Ingersoll
                                         Dana R. Sutton                             1735 Market Street
Lewis F. Pennock                         Vice President and Assistant Treasurer     Philadelphia, PA 19103
Attorney
                                         P. Michelle Grace                          COUNSEL TO THE DIRECTORS
Ian W. Robinson                          Assistant Secretary                        Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                      919 Third Avenue
Vice President and                       David L. Kite                              New York, NY 10022
Chief Financial Officer                  Assistant Secretary
Bell Atlantic Management                                                            DISTRIBUTOR
Services, Inc.                           Nancy L. Martin                            Fund Management Company
                                         Assistant Secretary                        11 Greenway Plaza
Louis S. Sklar                                                                      Suite 1919
Executive Vice President                 Ofelia M. Mayo                             Houston, TX 77046
Hines Interests                          Assistant Secretary
Limited Partnership                                                                 AUDITORS
                                         Kathleen J. Pflueger                       KPMG Peat Marwick LLP
                                         Assistant Secretary                        700 Louisiana
                                                                                    NationsBank Bldg.
                                         Samuel D. Sirko                            Houston, TX 77002
                                         Assistant Secretary

                                         Stephen I. Winer
                                         Assistant Secretary

                                         Mary J. Benson
                                         Assistant Treasurer





REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund distributed long-term capital gains of $0.752 per share during its tax year ended October 31, 1996.

                            AIM Constellation Fund

AIM WEINGARTEN FUND

For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Weingarten Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o  One-year results include reinvested distributions of $2.706 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
1 Year                          15.34%
3 Years                         15.71
5 Years                         12.08
Inception (10/08/91)            12.72
================================================================================

GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.

==============================================================================================================================
                 AIM WEINGARTEN FUND, INSTITUTIONAL            LIPPER GROWTH FUND INDEX      STANDARD & POOR'S 500 STOCK INDEX
                                                          (In thousands)
------------------------------------------------------------------------------------------------------------------------------
10/8/91                     $10,000                                     $10,000                            $10,000
10/31/91                     10,368                                      10,165                             10,310
10/31/92                     11,110                                      10,959                             11,333
10/31/93                     11,836                                      13,039                             13,020
10/31/94                     12,354                                      13,306                             13,524
10/31/95                     15,898                                      16,496                             17,089
10/31/96                     18,337                                      19,289                             21,194
==============================================================================================================================


                             AIM Weingarten Fund

The Managers' Overview

FUND RECORD OF SOLID
RESULTS CONTINUES

A roundtable discussion with the Fund management team for AIM Weingarten Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?

A. Total return for the Institutional Class was 15.34%. During the fiscal year, the Fund paid distributions of $2.706 per share. Net assets of the Institutional Class stood at $60.5 million at the close of the fiscal year.

Q. HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD?P

A. Financial markets produced very good returns but were quite volatile.
   For example, the widely followed Dow Jones Industrial Average (DJIA) rose a dramatic 20% during the first 10 months of 1996, but it was hardly a smooth ride up. Trading curbs were triggered often on the New York Stock Exchange because there was so much intraday volatility in stock prices. And between July 1 and 15, the DJIA lost 7% of its value when unexpectedly strong employment figures heightened fears of inflation.
      But toward the end of the fiscal year, data suggested what some have called a "Goldilocks economy"--not too hot, not too cold. The DJIA recouped its losses and by October 14 had passed the 6,000 level. However, market participants became more cautious. There was a "flight to quality," with investors favoring steady-growing blue-chip stocks over more volatile, less well-known small-company stocks.

Q. DID ANY SIGNIFICANT INVESTMENT PATTERNS EMERGE IN THE PORTFOLIO DURING THIS PERIOD?

A. Our stock selection process focuses on one security at a time. Nevertheless, trends appear when you step back and look at the portfolio as a whole, with health care, technology, and selected retailers as major components.

Q. WHAT KINDS OF HEALTH-CARE STOCKS HAVE YOU FOUND ATTRACTIVE?

A. Three groups of stocks--drug makers, patient care providers, and makers of medical instruments and devices--together add up to almost 15% of net assets.
      Drug makers account for 7.69% of the portfolio. One driving force here has been increased use of prescription drugs by Medicare recipients enrolled in managed care; such holdings as Bristol-Myers Squibb and SmithKline Beecham reported increased earnings.
      Hospitals and other patient care providers represent another 3.6% of the portfolio. Large holdings here include Columbia/HCA Healthcare, a leader of the consolidation wave sweep ing this industry; and HealthSouth Corp., which operates outpatient surgery and rehabilitation centers.
      A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to produce continued demand. A new federal entitlement initiative in the health-care area seems unlikely, which means a steady, more certain environment in the industry. Additionally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years.

Q. HOW HAVE YOU MANAGED THE TECHNOLOGY PORTION OF THE PORTFOLIO IN THE FACE OF MARKET VOLATILITY?

A. Many technology stocks tend to be volatile, and many had steep declines late in 1995 and during the July sell-off. Fund performance suffered, and our large positions in technology are the main reason the Fund underperformed the S&P 500 for the reporting period. But a number of these stocks already have started to rebound, and trends favor certain kinds of technology companies over others.
      For example, while commodity-type semiconductor producers are suffering from overcapacity and an inability to raise prices, that helps personal computer makers like Compaq and Dell, whose component costs decrease as a result. Personal computer makers are anticipating a good Christmas season. PC makers constitute approximately 3% of the Fund's portfolio. And companies that help others network PCs into more sophisticated information systems are doing well.
      Overall, we are optimistic about the technology sector. The cream of the technology companies, like Intel and Microsoft, are still going strong. And new products like Windows NT from Microsoft, the Pentium Pro chip from


                             AIM Weingarten Fund

                                                          The Managers' Overview
================================================================================
PORTFOLIO HOLDINGS

As of 10/31/96

Top 10 Industries                          Top 10 Common Stock Holdings

  1. Computer Software/Services              1. Student Loan Marketing Association
  2. Medical (Drugs)                         2. Intel Corp.
  3. Retail (Stores)                         3. Pep Boys-Manny, Moe & Jack
  4. Telecommunications                      4. ADC Telecommunications, Inc.
  5. Finance (Consumer Credit)               5. Loews Corp.
  6. Computer Networking                     6. Conseco, Inc.
  7. Insurance (Multi-Line Property)         7. Cisco Systems, Inc.
  8. Medical (Patient Services)              8. 3Com Corp.
  9. Medical (Instruments/Products)          9. Philip Morris Companies, Inc.
 10. Computers MINI/PCs                     10. Federal National Mortgage Association
================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


Intel, and the next generation of modems should fuel another upgrade cycle for corporations.

Q. WHAT MAKES THE RETAIL SECTOR ATTRACTIVE?

A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, buoyed by low unemployment and the absence of inflation.
      Our investment focus, however, emphasizes individual companies instead of sectors. One retailer we found attractive is Pep Boys--full name Pep Boys-Manny, Moe & Jack--the auto parts chain. The company has been expanding beyond just parts selling into performing maintenance for vehicle fleets and reconditioning cars for auto rental firms. Another example is Toys R Us, which made a brilliant move earlier this year when it took over Baby Superstore, Inc. Essentially, Toys R Us eliminated its biggest and best competitor in baby gear by buying it.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue, and no one can know for sure.
      We have had an unusual four-to-five-year period now when earnings growth has been above the historic average. We've been anticipating a change and this fall, we finally saw evidence that the rate of growth of corporate earnings has slowed. Over the long haul, we believe this will be good for those steady companies like Gillette or Procter & Gamble that don't get big bumps from cyclical surges but over time outdo the market averages.
      We also see a trend back toward large-capitalization stocks. Smaller-company stocks have been favored by the market for most of the 1990s, but we no longer see any great advantage to them. For the price you pay for them, we don't think small-company stocks are producing a dramatic edge in earnings growth compared to large-company stocks. We are not saying small-company stocks are a bad investment, just that they may not continue to outdo large-company stocks in the foreseeable future. That is why we think a diversified equity portfolio ought to contain both types of stocks.
      Some observers consider the stock market overpriced after the huge runup in values the past two years. We certainly don't think the market is undervalued, but many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance. By that criterion, the stock market remains a good place to invest.

                      -------------------------------------
                              Our stock selection
                        process focuses on one security
                            at a time. Nevertheless,
                        trends appear when you step back
                           and look at the portfolio
                                  as a whole.
                      -------------------------------------

                             AIM Weingarten Fund

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE

DOMESTIC COMMON STOCKS-87.88%

ADVERTISING/BROADCASTING-0.50%

Interpublic Group of Companies,
  Inc.                                  550,000   $   26,675,000
----------------------------------------------------------------

AEROSPACE/DEFENSE-1.24%

Boeing Co. (The)                        275,000       26,228,125
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)           850,000       20,081,250
----------------------------------------------------------------
United Technologies Corp.               150,000       19,312,500
----------------------------------------------------------------
                                                      65,621,875
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.28%

Chrysler Corp.                          450,000       15,131,250
----------------------------------------------------------------

BANKING-0.79%

Chase Manhattan Corp.                   200,000       17,150,000
----------------------------------------------------------------
Citicorp                                250,000       24,750,000
----------------------------------------------------------------
                                                      41,900,000
----------------------------------------------------------------

BEVERAGES-0.42%

PepsiCo Inc.                            750,000       22,218,750
----------------------------------------------------------------

BIOTECHNOLOGY-1.09%

AMGEN Inc.(a)                           250,000       15,328,125
----------------------------------------------------------------
Guidant Corp.                           920,600       42,462,675
----------------------------------------------------------------
                                                      57,790,800
----------------------------------------------------------------

BUILDING MATERIALS-0.49%

Georgia-Pacific Corp.                   350,000       26,250,000
----------------------------------------------------------------

BUSINESS SERVICES-2.08%

AccuStaff, Inc.(a)                      511,000       13,669,250
----------------------------------------------------------------
CUC International Inc.(a)               750,000       18,375,000
----------------------------------------------------------------
Diebold, Inc.                           343,100       19,728,250
----------------------------------------------------------------
Equifax Inc.                            700,000       20,825,000
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)             525,000       23,100,000
----------------------------------------------------------------
Interim Services Inc.(a)                 58,500        2,340,000
----------------------------------------------------------------
Olsten Corp.                            619,800       12,396,000
----------------------------------------------------------------
                                                     110,433,500
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Morton International, Inc.              450,000       17,718,750
----------------------------------------------------------------

COMPUTER MINI/PCS-2.89%

COMPAQ Computer Corp.(a)                550,000       38,293,750
----------------------------------------------------------------
Dell Computer Corp.(a)                  395,100       32,151,263
----------------------------------------------------------------
Gateway 2000 Inc.(a)                    850,000       40,003,125
----------------------------------------------------------------
Sun Microsystems Inc.(a)                700,000       42,700,000
----------------------------------------------------------------
                                                     153,148,138
----------------------------------------------------------------

COMPUTER NETWORKING-4.44%

Ascend Communications, Inc.(a)          350,000       22,881,250
----------------------------------------------------------------
Cabletron Systems, Inc.(a)              650,000       40,543,750
----------------------------------------------------------------
Cascade Communications Corp.(a)         550,000       39,943,750
----------------------------------------------------------------
Cisco Systems, Inc.(a)                  925,000       57,234,375
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

COMPUTER NETWORKING-(CONTINUED)

FORE Systems, Inc.(a)                   525,000   $   20,868,750
----------------------------------------------------------------
3Com Corp.(a)                           800,000       54,100,000
----------------------------------------------------------------
                                                     235,571,875
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.88%

Storage Technology Corp.(a)           1,091,500       46,525,188
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.86%

BMC Software, Inc.(a)                   500,000       41,500,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)         829,000       30,258,500
----------------------------------------------------------------
Ceridian Corp.(a)                       400,000       19,850,000
----------------------------------------------------------------
Computer Associates
  International, Inc.                   675,000       39,909,375
----------------------------------------------------------------
Computer Sciences Corp.(a)              214,400       15,919,200
----------------------------------------------------------------
Compuware Corp.(a)                      700,000       36,925,000
----------------------------------------------------------------
Electronic Data Systems Corp.         1,000,000       45,000,000
----------------------------------------------------------------
Electronics For Imaging, Inc.(a)         31,800        2,289,600
----------------------------------------------------------------
First Data Corp.                        250,000       19,937,500
----------------------------------------------------------------
Fiserv, Inc.(a)                         850,000       32,618,750
----------------------------------------------------------------
HBO & Co.                               600,000       36,075,000
----------------------------------------------------------------
Microsoft Corp.(a)                      200,000       27,450,000
----------------------------------------------------------------
Oracle Corp.(a)                         450,000       19,040,625
----------------------------------------------------------------
Parametric Technology Co.(a)            554,800       27,115,850
----------------------------------------------------------------
Sterling Commerce, Inc.(a)              750,000       21,093,750
----------------------------------------------------------------
Synopsys, Inc.(a)                       342,700       15,421,500
----------------------------------------------------------------
Wallace Computer Services, Inc.       1,350,000       39,656,250
----------------------------------------------------------------
                                                     470,060,900
----------------------------------------------------------------

CONGLOMERATES-2.88%

AlliedSignal Inc.                       300,000       19,650,000
----------------------------------------------------------------
Loews Corp.                             750,000       61,968,750
----------------------------------------------------------------
Textron Inc.                            160,000       14,200,000
----------------------------------------------------------------
Tyco International Ltd.                 875,000       43,421,875
----------------------------------------------------------------
U.S. Industries Inc.(a)                 500,000       13,500,000
----------------------------------------------------------------
                                                     152,740,625
----------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                     425,000       16,521,875
----------------------------------------------------------------

COSMETICS & TOILETRIES-1.00%

Avon Products, Inc.                     375,000       20,343,750
----------------------------------------------------------------
Gillette Co. (The)                      237,100       17,723,225
----------------------------------------------------------------
Procter & Gamble Co.                    150,000       14,850,000
----------------------------------------------------------------
                                                      52,916,975
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.21%

Amphenol Corp.(a)                        95,000        1,888,125
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)           1,500,000       33,562,500
----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)      450,000       13,612,500
----------------------------------------------------------------
Waters Corp.(a)                         487,300       15,106,300
----------------------------------------------------------------
                                                      64,169,425
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

FINANCE (ASSET MANAGEMENT)-1.59%

Bear Stearns Companies Inc.             535,720   $   12,656,385
----------------------------------------------------------------
Charles Schwab Corp.                    342,100        8,552,500
----------------------------------------------------------------
Franklin Resources, Inc.                271,000       19,105,500
----------------------------------------------------------------
PaineWebber Group Inc.                  850,000       19,975,000
----------------------------------------------------------------
Price (T. Rowe) Associates              248,800        8,490,300
----------------------------------------------------------------
Salomon Inc.                            350,000       15,793,750
----------------------------------------------------------------
                                                      84,573,435
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.20%

Beneficial Corp.                        250,000       14,625,000
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.        508,200       51,328,200
----------------------------------------------------------------
Federal National Mortgage
  Association                         1,358,600       53,155,225
----------------------------------------------------------------
Finova Group, Inc.                      250,000       15,437,500
----------------------------------------------------------------
Green Tree Financial Corp.              608,900       24,127,663
----------------------------------------------------------------
Household International, Inc.           175,000       15,487,500
----------------------------------------------------------------
Student Loan Marketing
  Association                         1,000,000       82,750,000
----------------------------------------------------------------
SunAmerica, Inc.                        500,000       18,750,000
----------------------------------------------------------------
                                                     275,661,088
----------------------------------------------------------------

FOOD/PROCESSING-1.60%

ConAgra, Inc.                           407,700       20,334,038
----------------------------------------------------------------
Dean Foods Co.                          725,000       21,025,000
----------------------------------------------------------------
Lancaster Colony Corp.                  394,233       14,783,738
----------------------------------------------------------------
Sysco Corp.                             850,000       28,900,000
----------------------------------------------------------------
                                                      85,042,776
----------------------------------------------------------------

FUNERAL SERVICES-0.32%

Service Corp. International             600,000       17,100,000
----------------------------------------------------------------

GAMING-0.34%

International Game Technology           850,000       17,956,250
----------------------------------------------------------------

HOTELS/MOTELS-1.17%

Hilton Hotels Corp.                     660,000       20,047,500
----------------------------------------------------------------
Host Marriott Corp.(a)                1,800,000       27,675,000
----------------------------------------------------------------
Marriott International, Inc.            250,000       14,218,750
----------------------------------------------------------------
                                                      61,941,250
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.66%

Conseco, Inc.                         1,100,000       58,850,000
----------------------------------------------------------------
Equitable Companies, Inc.               700,000       16,450,000
----------------------------------------------------------------
Provident Companies, Inc.               350,000       12,993,750
----------------------------------------------------------------
                                                      88,293,750
----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-4.90%

Allstate Corp.                          451,300       25,329,213
----------------------------------------------------------------
American International Group, Inc.      225,000       24,440,625
----------------------------------------------------------------
CIGNA Corp.                             325,000       42,412,500
----------------------------------------------------------------
Everest Re Holdings, Inc.               912,000       23,256,000
----------------------------------------------------------------
ITT Hartford Group, Inc.                325,000       20,475,000
----------------------------------------------------------------
MGIC Investment Corp.                   310,700       21,321,788
----------------------------------------------------------------
Old Republic International Corp.        383,700        9,496,575
----------------------------------------------------------------
PMI Group, Inc. (The)                   706,100       40,335,963
----------------------------------------------------------------
TIG Holdings, Inc.                      332,000        9,586,500
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

Travelers Group, Inc.                   800,000   $   43,400,000
----------------------------------------------------------------
                                                     260,054,164
----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Carnival Corporation-Class A            850,000       25,606,250
----------------------------------------------------------------
Coleman Co., Inc. (The)(a)              405,300        5,370,225
----------------------------------------------------------------
Eastman Kodak Co.                       130,300       10,391,425
----------------------------------------------------------------
Harley-Davidson, Inc.                   450,000       20,306,250
----------------------------------------------------------------
                                                      61,674,150
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.64%

Thermo Electron Corp.(a)                930,000       33,945,000
----------------------------------------------------------------

MEDICAL (DRUGS)-5.62%

Abbott Laboratories                     525,000       26,578,125
----------------------------------------------------------------
American Home Products Corp.            400,000       24,500,000
----------------------------------------------------------------
AmeriSource Health Corp.(a)             380,000       16,102,500
----------------------------------------------------------------
Bristol-Myers Squibb Co.                325,000       34,368,750
----------------------------------------------------------------
Cardinal Health, Inc.                   175,000       13,737,500
----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        300,000        8,737,500
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,150,000       21,850,000
----------------------------------------------------------------
Merck & Co., Inc.                       600,000       44,475,000
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                450,000       16,200,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.               554,900       37,247,663
----------------------------------------------------------------
Schering-Plough Corp.                   608,100       38,918,400
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         461,200       15,392,550
----------------------------------------------------------------
                                                     298,107,988
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.60%

Columbia/HCA Healthcare Corp.         1,050,000       37,537,500
----------------------------------------------------------------
Health Care and Retirement Corp.(a)     222,350        5,475,369
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                  1,100,000       41,250,000
----------------------------------------------------------------
Living Centers of America, Inc.(a)      256,000        5,984,000
----------------------------------------------------------------
MedPartners, Inc.(a)                  2,110,000       44,573,750
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)            300,000       13,650,000
----------------------------------------------------------------
Quorum Health Group, Inc.(a)            750,000       20,250,000
----------------------------------------------------------------
Tenet Healthcare Corp.(a)             1,072,900       22,396,788
----------------------------------------------------------------
                                                     191,117,407
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.53%

Baxter International Inc.               550,000       22,893,750
----------------------------------------------------------------
Becton, Dickinson & Co.                 650,000       28,275,000
----------------------------------------------------------------
Boston Scientific Corp.(a)              250,077       13,597,937
----------------------------------------------------------------
Medtronic, Inc.                         500,000       32,187,500
----------------------------------------------------------------
St. Jude Medical, Inc.                  446,700       17,644,650
----------------------------------------------------------------
Stryker Corp                            750,000       22,312,500
----------------------------------------------------------------
Sybron International Corp.(a)         1,050,000       30,581,250
----------------------------------------------------------------
U.S. Surgical Corp.                     478,500       20,037,188
----------------------------------------------------------------
                                                     187,529,775
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.66%

Columbia Gas System, Inc.               362,000       21,991,500
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

NATURAL GAS PIPELINE-(CONTINUED)

Williams Cos., Inc (The)                250,000   $   13,062,500
----------------------------------------------------------------
                                                      35,054,000
----------------------------------------------------------------

OFFICE AUTOMATION-0.04%

Xerox Corp.                              49,100        2,277,013
----------------------------------------------------------------

OFFICE PRODUCTS-0.78%

Avery Dennison Corp.                    225,000       14,821,875
----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A       1,000,000       26,375,000
----------------------------------------------------------------
                                                      41,196,875
----------------------------------------------------------------

OIL & GAS (SERVICES)-2.00%

Louisiana Land & Exploration Co.        374,900       21,322,438
----------------------------------------------------------------
NorAm Energy Corp.                    2,000,000       30,750,000
----------------------------------------------------------------
Reading & Bates Corp.(a)                775,000       22,281,250
----------------------------------------------------------------
Transocean Offshore Inc.                505,800       31,991,850
----------------------------------------------------------------
                                                     106,345,538
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.58%

Baker Hughes Inc.                       600,000       21,375,000
----------------------------------------------------------------
Coastal Corp.                           295,000       12,685,000
----------------------------------------------------------------
Cooper Cameron Corp.(a)                  95,300        6,087,288
----------------------------------------------------------------
Dresser Industries, Inc.                450,000       14,793,750
----------------------------------------------------------------
Halliburton Co.                         400,000       22,650,000
----------------------------------------------------------------
Rowan Companies, Inc.(a)              1,200,000       26,850,000
----------------------------------------------------------------
Schlumberger Ltd.                       150,000       14,868,750
----------------------------------------------------------------
Tidewater Inc.                          400,000       17,500,000
----------------------------------------------------------------
                                                     136,809,788
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.62%

Kimberly-Clark Corp.                    350,000       32,637,500
----------------------------------------------------------------

PUBLISHING-0.38%

New York Times Co.                      400,000       14,450,000
----------------------------------------------------------------
Times Mirror Co. (The)                  122,400        5,661,000
----------------------------------------------------------------
                                                      20,111,000
----------------------------------------------------------------

RESTAURANTS-0.38%

Applebee's International, Inc.          828,000       20,182,500
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.59%

American Stores Co.                     925,000       38,271,875
----------------------------------------------------------------
Kroger Co.(The)(a)                      244,400       10,906,350
----------------------------------------------------------------
Safeway Inc.(a)                         817,800       35,063,175
----------------------------------------------------------------
                                                      84,241,400
----------------------------------------------------------------

RETAIL (STORES)-6.84%

AutoZone, Inc.(a)                       450,000       11,531,250
----------------------------------------------------------------
Consolidated Stores Corp.(a)            742,600       28,682,925
----------------------------------------------------------------
Dayton-Hudson Corp.                   1,033,100       35,771,088
----------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                               500,000       16,500,000
----------------------------------------------------------------
Gap Inc. (The)                          750,000       21,750,000
----------------------------------------------------------------
Home Depot, Inc.                        550,000       30,112,500
----------------------------------------------------------------
Lowe's Companies, Inc.                1,117,200       45,106,950
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                 97,600        2,244,800
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

RETAIL (STORES)-(CONTINUED)

Pep Boys-Manny, Moe & Jack            2,200,000   $   77,000,000
----------------------------------------------------------------
Price/Costco Inc.(a)                    538,700       10,706,663
----------------------------------------------------------------
Staples, Inc.(a)                      2,000,025       37,250,466
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                  1,300,000       44,037,500
----------------------------------------------------------------
Viking Office Products Inc.(a)           58,600        1,706,725
----------------------------------------------------------------
                                                     362,400,867
----------------------------------------------------------------

SEMICONDUCTORS-2.32%

Altera Corp.(a)                         400,000       24,800,000
----------------------------------------------------------------
Intel Corp.                             750,000       82,406,250
----------------------------------------------------------------
Texas Instruments, Inc.                 325,000       15,640,625
----------------------------------------------------------------
                                                     122,846,875
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.55%

NIKE, Inc.-Class B                      500,000       29,437,500
----------------------------------------------------------------

TELECOMMUNICATIONS-4.66%

ADC Telecommunications, Inc.(a)         941,000       64,340,875
----------------------------------------------------------------
Andrew Corp.(a)                         400,000       19,500,000
----------------------------------------------------------------
Frontier Corp.                          469,300       13,609,700
----------------------------------------------------------------
Lucent Technologies, Inc.             1,000,000       47,000,000
----------------------------------------------------------------
MFS Communications Company, Inc.(a)     781,600       39,177,700
----------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000       18,940,625
----------------------------------------------------------------
Tellabs, Inc.(a)                        400,000       34,050,000
----------------------------------------------------------------
360 Communications Co.(a)               463,333       10,482,909
----------------------------------------------------------------
                                                     247,101,809
----------------------------------------------------------------

TELEPHONE-0.72%

Cincinnati Bell, Inc.                   775,000       38,265,625
----------------------------------------------------------------

TEXTILES-0.54%

Fruit of the Loom, Inc.(a)              319,500       11,621,813
----------------------------------------------------------------
Liz Claiborne, Inc.                     400,000       16,900,000
----------------------------------------------------------------
                                                      28,521,813
----------------------------------------------------------------

TOBACCO-2.20%

Philip Morris Companies, Inc.           575,000       53,259,375
----------------------------------------------------------------
RJR Nabisco Holdings Corp.              856,200       24,722,775
----------------------------------------------------------------
Universal Corp.                         146,700        3,997,575
----------------------------------------------------------------
UST, Inc.                             1,200,000       34,650,000
----------------------------------------------------------------
                                                     116,629,725
----------------------------------------------------------------
         Total Domestic Common
           Stocks                                  4,662,451,787
----------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                     AMOUNT           VALUE

CONVERTIBLE CORPORATE BONDS
  & NOTES-0.56%

RESTAURANTS-0.56%

Boston Chicken, Inc.,
  Conv. Notes,
  8.00%(b), 06/01/15              $  78,540,000       25,427,325
----------------------------------------------------------------
Boston Chicken, Inc.,
  Conv. Sub. Deb.,
  4.50%, 02/01/04                     3,245,000        4,259,063
----------------------------------------------------------------
         Total Convertible
           Corporate Bonds &
           Notes                                      29,686,388
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS-10.88%

BRAZIL-0.42%

Telecomunicacoes Brasileiras
  S/A-ADR (Telecommunications)          300,000       22,350,000
----------------------------------------------------------------

CANADA-1.33%

Canadian Pacific, Ltd.
  (Transportation-Miscellaneous)        650,000       16,412,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)               1,200,000       37,950,000
----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  250,000       16,281,250
----------------------------------------------------------------
                                                      70,643,750
----------------------------------------------------------------

FRANCE-0.25%

Roussel-Uclaf (Medical-Drugs)            50,000       13,232,273
----------------------------------------------------------------

GERMANY-0.42%

Adidas A.G.(Shoes & Related Apparel)    160,900       13,790,821
----------------------------------------------------------------
Veba A.G. (Electric Services)           158,000        8,426,875
----------------------------------------------------------------
                                                      22,217,696
----------------------------------------------------------------

HONG KONG-0.85%

HSBC Holdings PLC(a) (Banking)          820,000       16,702,878
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       2,505,000       28,509,350
----------------------------------------------------------------
                                                      45,212,228
----------------------------------------------------------------

IRELAND-0.30%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       580,000       16,095,000
----------------------------------------------------------------

ISRAEL-0.71%

ECI Telecommunications Ltd.
  Designs (Computer Networking)         824,700       16,494,000
----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)              500,000       20,937,500
----------------------------------------------------------------
                                                      37,431,500
----------------------------------------------------------------

ITALY-1.17%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                       504,100       36,295,200
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                6,000,000       12,371,786
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                6,000,000       13,415,952
----------------------------------------------------------------
                                                      62,082,938
----------------------------------------------------------------

JAPAN-1.41%

Canon, Inc.
  (Office Automation)                 1,045,000       20,008,783
----------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            608,000       14,525,141
----------------------------------------------------------------
Sony Corp.
  (Electronic Components/
   Miscellaneous)                       321,900       19,310,324
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

JAPAN-(CONTINUED)

TDK Corp.
  (Electronic Components/
  Miscellaneous)                        356,000   $   20,886,917
----------------------------------------------------------------
                                                      74,731,165
----------------------------------------------------------------

MALAYSIA-0.20%

Malayan Banking Berhad
  (Banking)                           1,074,000       10,627,350
----------------------------------------------------------------

NETHERLANDS-0.33%

Gucci Group NV-New York Shares
  (Textiles)                            250,000       17,250,000
----------------------------------------------------------------

SWEDEN-1.18%

ASTRA AB-A Shares
  (Medical-Drugs)                       340,000       15,615,067
----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Telecommunications)   1,700,000       46,962,500
----------------------------------------------------------------
                                                      62,577,567
----------------------------------------------------------------

SWITZERLAND-0.90%

Ciba-Geigy AG
  (Chemicals)                            20,000       24,636,075
----------------------------------------------------------------
Sandoz AG
  (Chemicals)                            20,000       23,117,088
----------------------------------------------------------------
                                                      47,753,163
----------------------------------------------------------------

UNITED KINGDOM-1.41%

Danka Business Systems PLC-ADR
  (Office Automation)                   376,600       14,922,775
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)              1,000,000       14,379,882
----------------------------------------------------------------
Smithkline Beecham PLC-ADR
  (Medical-Drugs)                       700,000       43,837,500
----------------------------------------------------------------
Stolt-Nielsen S.A.
  (Transportation-Miscellaneous)        121,500        1,898,437
----------------------------------------------------------------
                                                      75,038,594
----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               577,243,224
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

REPURCHASE AGREEMENTS-2.44%(C)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)              $     326,080          326,080
----------------------------------------------------------------
SBC Capital Markets, Inc.
  5.55%, 11/01/96(e)                129,000,000      129,000,000
----------------------------------------------------------------
Total Repurchase Agreements                          129,326,080
----------------------------------------------------------------
TOTAL INVESTMENTS-101.76%                          5,398,707,479
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.76)%                (93,272,392)
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $5,305,435,087
================================================================

                   W    E    I    N    G    A   R   T   E   N

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.

(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(d) Joint repurchase agreement entered into on 10/31/96 with maturing value of $750,115,208 Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.

(e) Joint repurchase agreement entered into on 10/31/96 with maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value
  (cost $4,364,479,746)                    $5,398,707,479
---------------------------------------------------------
Foreign currencies, at market value
  (cost $253,890)                                 253,726
---------------------------------------------------------
Receivables for:
  Investments sold                             11,950,581
---------------------------------------------------------
  Options written                               1,337,955
---------------------------------------------------------
  Capital stock sold                            5,563,124
---------------------------------------------------------
  Dividends and interest                        3,124,499
---------------------------------------------------------
Investment for deferred compensation
  plan                                             59,575
---------------------------------------------------------
Other assets                                      110,155
---------------------------------------------------------
    Total assets                            5,421,107,094
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        76,633,560
---------------------------------------------------------
  Options written                              25,795,994
---------------------------------------------------------
  Capital stock reacquired                      7,180,052
---------------------------------------------------------
  Deferred compensation                            59,575
---------------------------------------------------------
Accrued advisory fees                           2,735,952
---------------------------------------------------------
Accrued administrative service fees                12,099
---------------------------------------------------------
Accrued distribution fees                       1,499,021
---------------------------------------------------------
Accrued transfer agent fees                       878,973
---------------------------------------------------------
Accrued operating expenses                        876,781
---------------------------------------------------------
    Total liabilities                         115,672,007
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $5,305,435,087
=========================================================

NET ASSETS:

Class A                                    $4,977,492,845
---------------------------------------------------------
Class B                                    $  267,459,433
---------------------------------------------------------
Institutional Class                        $   60,482,809
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 246,580,037
=========================================================

CLASS B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  13,389,126
=========================================================

INSTITUTIONAL CLASS:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,955,876
=========================================================

CLASS A:
  Net asset value and redemption price
    per share                              $        20.19
---------------------------------------------------------
  Offering price per share:
      (Net asset value of
      $20.19 divided by 94.50%)            $        21.37
=========================================================

CLASS B:
  Net asset value and offering price
    per share                              $        19.98
=========================================================

INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share             $        20.46
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996


INVESTMENT INCOME:

Dividends (net of $1,308,115 foreign
  withholding tax)                         $   55,329,053
---------------------------------------------------------
Interest                                       15,225,042
---------------------------------------------------------
    Total investment income                    70,554,095
---------------------------------------------------------

EXPENSES:

Advisory fees                                  31,419,183
---------------------------------------------------------
Administrative service fees                       132,643
---------------------------------------------------------
Custodian fees                                    402,058
---------------------------------------------------------
Directors' fees                                    31,363
---------------------------------------------------------
Distribution fees-Class A                      14,212,254
---------------------------------------------------------
Distribution fees-Class B                       1,514,633
---------------------------------------------------------
Transfer agent fees-Class A                     8,434,506
---------------------------------------------------------
Transfer agent fees-Class B                       452,997
---------------------------------------------------------
Transfer agent fees-Institutional Class             4,292
---------------------------------------------------------
Other                                           1,337,876
---------------------------------------------------------
    Total expenses                             57,941,805
---------------------------------------------------------
Less: Fees waived by advisor                   (1,458,804)
---------------------------------------------------------
    Expenses paid indirectly                      (76,493)
---------------------------------------------------------
    Net expenses                               56,406,508
---------------------------------------------------------
Net investment income                          14,147,587
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       593,755,723
---------------------------------------------------------
  Foreign currencies                              946,540
---------------------------------------------------------
  Futures contracts                            (7,874,291)
---------------------------------------------------------
  Options contracts                             3,720,144
---------------------------------------------------------
                                              590,548,116
---------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
  Investment securities                        81,966,541
---------------------------------------------------------
  Foreign currencies                              366,935
---------------------------------------------------------
  Options contracts                            (3,194,922)
---------------------------------------------------------
                                               79,138,554
---------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                 669,686,670
---------------------------------------------------------
Net increase in net assets resulting from
  operations                               $  683,834,257
=========================================================

     See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
                                                                                         --------------      --------------
OPERATIONS:

  Net investment income (loss)                                                           $   14,147,587      $   (1,259,456)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies, futures and
    options contracts                                                                       590,548,116         620,641,509
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies, and
    options contracts                                                                        79,138,554         411,202,260
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 683,834,257       1,030,584,313
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                            --         (14,842,521)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                --            (290,923)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (606,609,217)       (387,332,253)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                    (7,814,517)                 --
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (7,332,667)         (4,072,920)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                                                     2,368,957             204,025
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                       992,175             297,921
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                            65,590              71,195
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                   362,344,237         (17,628,236)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                   210,825,508          41,458,876
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                         5,462,015           6,504,480
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           644,136,338         654,953,957
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     4,661,298,749       4,006,344,792
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $5,305,435,087      $4,661,298,749
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                             $3,649,184,459      $3,070,552,699
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        44,516,626          25,028,873
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign
    currencies, futures and options contracts                                               580,711,311         613,833,040
---------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies, and option
    contracts                                                                             1,031,022,691         951,884,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $5,305,435,087      $4,661,298,749
===========================================================================================================================

See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or

                   W    E    I    N    G    A   R   T   E   N
    loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.

F. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $1,913,444 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
G. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, eg. advisory fees, are allocated among them.
I. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1996, AIM waived fees of $1,458,804. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $132,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1996, AFS was reimbursed $4,391,818 for such services.
  During the year ended October 31, 1996, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $4,292 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $70,737 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $5,756 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $76,493 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program

                   W    E    I    N    G    A   R   T   E   N
which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $14,212,254 and $1,514,633, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,259,328 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $34,185 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $14,974 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1996 was $7,636,727,517 and $7,477,919,832, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of investment securities       $1,085,136,998
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (61,959,672)
-------------------------------------------------------------------------------
Net unrealized appreciation of investment securities             $1,023,177,326
===============================================================================

Cost of investments for tax purposes is $4,375,530,153.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $68,400,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1996 are summarized as follows:

                                        OPTION CONTRACTS
                                   ---------------------------
                                    NUMBER
                                      OF            PREMIUMS
                                   CONTRACTS        RECEIVED
                                   ---------      ------------
Beginning of year                       -0-                 --
--------------------------------------------------------------
Written                             139,095       $ 55,345,942
--------------------------------------------------------------
Closed                              (61,183)       (25,179,074)
--------------------------------------------------------------
Exercised                           (16,555)        (4,365,829)
--------------------------------------------------------------
Expired                             (12,549)        (3,199,967)
--------------------------------------------------------------
End of year                          48,808       $ 22,601,072
==============================================================

                   W    E    I    N    G    A   R   T   E   N

Open call option contracts written at October 31, 1996 were as follows:

                                                                                                OCTOBER 31,       UNREALIZED
                                         CONTRACT     STRIKE     NUMBER OF       PREMIUM           1996          APPRECIATION
ISSUE                                     MONTH       PRICE      CONTRACTS      RECEIVED       MARKET VALUE     (DEPRECIATION)
-----                                    --------     ------     ---------     -----------     ------------     --------------
Baxter International Inc.                  Dec          40             77      $    22,868     $    19,250       $      3,618
Beneficial Corp.                           Jan          55          1,250          635,605         632,813              2,792
Boston Scientific Corp.                    Jan          50          2,500        1,824,939       1,625,000            199,939
Cascade Communications Corp.               Jan          80          2,750        1,535,823       1,546,875            (11,052)
Chase Manhattan Corp.                      Jan          75          2,000        1,641,945       2,375,000           (733,055)
Electronics For Imaging, Inc.              Jan          80            318          242,126         174,900             67,226
Federal Home Loan Mortgage Corp.           Jan          90          2,332        1,885,359       2,915,000         (1,029,641)
Federal National Mortgage Association      Dec          30          6,086        3,170,699       5,705,625         (2,534,926)
First Data Corp.                           Dec          85          2,500          554,981         296,875            258,106
HBO & Co.                                  Feb          60          3,000        1,337,955       2,400,000         (1,062,045)
HBO & Co.                                  Feb          70          3,000        1,649,987       1,218,750            431,237
PaineWebber Group Inc.                     Jan          25          8,500          930,718         850,000             80,718
Parametric Technology Co.                  Dec          50          1,580          622,066         424,625            197,441
Procter & Gamble Co.                       Dec          90          1,500          874,771       1,500,000           (625,229)
Storage Technology Corp.                   Dec          40          4,915        2,451,088       2,058,156            392,932
Sun Microsystems Inc.                      Nov          60          4,000        2,383,920       1,162,500          1,221,420
Williams Cos., Inc. (The)                  Dec          50          2,500          836,222         890,625            (54,403)
------------------------------------------------------------------------------------------------------------------------------
                                                                   48,808      $22,601,072     $25,795,994       $ (3,194,922)
==============================================================================================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                                                                             1996                           1995
                                                                 ---------------------------     --------------------------
                                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                                 ----------     ------------     ----------     -----------
Sold:
  Class A                                                        34,550,539     $648,183,624     32,034,901     $559,325,258
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       12,381,545      231,706,372      2,180,033       43,415,613
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               516,716        9,877,153        559,557       10,092,219
----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                        32,395,132      557,844,149     24,460,017      361,036,594
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                          425,933        7,326,082             --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               338,803        5,871,449        199,304        2,950,819
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (44,929,759)    (843,683,536)   (54,445,065)    (937,990,088)
------------------------------------------------------------------------------------------------------------------- --------
  Class B*                                                       (1,500,861)     (28,206,946)       (97,524)      (1,956,737)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (552,275)     (10,286,587)      (363,327)      (6,538,558)
----------------------------------------------------------------------------------------------------------------------------
                                                                 33,625,773     $578,631,760      4,527,896      $30,335,120
============================================================================================================================

* Class B shares commenced sales on June 26, 1995.

                   W    E    I    N    G    A   R   T   E   N

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1996 and the period October 8, 1991 (date operations commenced) through October 31, 1991.

                                                               1996           1995      1994      1993      1992       1991
                                                              -------        -------   -------   -------   -------    ------
Net asset value, beginning of period                          $ 20.48        $ 17.94   $ 17.69   $ 16.73   $ 15.77    $15.15
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Income from investment operations:
  Net investment income                                          0.17           0.10      0.17      0.16      0.14      0.01
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.52           4.35      0.58      0.93      0.99      0.61
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
    Total from investment operations                             2.69           4.45      0.75      1.09      1.13      0.62
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Less distributions:
  Dividends from net investment income                             --          (0.13)    (0.17)    (0.13)    (0.08)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
  Distributions from net realized capital gains                 (2.71)         (1.78)    (0.33)       --     (0.09)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
    Total distributions                                         (2.71)         (1.91)    (0.50)    (0.13)    (0.17)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Net asset value, end of period                                $ 20.46        $ 20.48   $ 17.94   $ 17.69   $ 16.73    $15.77
============================================================  =======        =======   =======   =======   =======    ======
Total return(a)                                                 15.34%         28.69%     4.37%     6.53%     7.16%     4.09%
============================================================  =======        =======   =======   =======   =======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,483        $54,332   $40,486   $39,821   $16,519    $3,926
============================================================  =======        =======   =======   =======   =======    ======
Ratio of expenses to average net assets(b)                       0.65%(d)(e)    0.70%     0.65%     0.78%     0.82%     0.90%(g)
============================================================  =======        =======   =======   =======   =======    ======
Ratio of net investment income to average net assets(c)          0.80%(d)       0.45%     1.00%     0.97%     0.91%     1.00%(g)
============================================================  =======        =======   =======   =======   =======    ======
Portfolio turnover rate                                           159%           139%      136%      109%       37%       46%
============================================================  =======        =======   =======   =======   =======    ======
Average broker commission rate(f)                             $0.0615            N/A       N/A       N/A       N/A       N/A
============================================================  =======        =======   =======   =======   =======    ======
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)         --             --        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======
Average amount of debt outstanding during the period
  (000s omitted)(h)                                                --        $     6        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======
Average number of shares outstanding during the period
  (000s omitted)(h)                                             2,908          2,526     2,256     1,826       707       249
============================================================  =======        =======   =======   =======   =======    ======
Average amount of debt per share during the period                 --        $0.0024        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======

(a) For periods less than one year, total return is not annualized.

(b) Ratios of expenses prior to waiver of advisory fees were 0.68%, 0.72%, 0.68%, 0.81%, and 0.84% for the years 1996-1992, respectively.

(c) Ratios of net investment income prior to waiver of advisory fees were 0.77%, 0.43%, 0.98%, 0.94%, and 0.89% for the years 1996-1992, respectively.

(d) After waiver of advisory fees. Ratios are based on average net assets of $56,025,662.

(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Annualized.

(h) Averages computed on a daily basis.

NOTE 9 -- SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   W    E    I    N    G    A   R   T   E   N

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Weingarten Fund:

                      We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   W    E    I    N    G    A   R   T   E   N

                                                            Directors & Officers


BOARD OF DIRECTORS                        OFFICERS                                    OFFICE OF THE FUND
                                                                                      11 Greenway Plaza
Charles T. Bauer                          Charles T. Bauer                            Suite 1919
Chairman and Chief Executive Officer      Chairman                                    Houston, TX 77046
A I M Management Group Inc.
                                          Robert H. Graham                            INVESTMENT ADVISOR
Bruce L. Crockett                         President                                   A I M Advisors, Inc.
Formerly Director, President, and                                                     11 Greenway Plaza
Chief Executive Officer                   John J. Arthur                              Suite 1919
COMSAT Corporation                        Senior Vice President and Treasurer         Houston, TX 77046

Owen Daly II                              Gary T. Crum                                TRANSFER AGENT
Director                                  Senior Vice President                       A I M Institutional Fund
Cortland Trust Inc.                                                                   Services, Inc.
                                          Scott G. Lucas                              11 Greenway Plaza
Carl Frischling                           Senior Vice President                       Suite 1919
Partner                                                                               Houston, TX 77046
Kramer, Levin, Naftalis & Frankel         Carol F. Relihan
                                          Senior Vice President and Secretary         CUSTODIAN
Robert H. Graham                                                                      State Street Bank & Trust Company
President and Chief Operating Officer     Jonathan C. Schoolar                        225 Franklin Street
A I M Management Group Inc.               Senior Vice President                       Boston, MA 02110

John F. Kroeger                           Melville B. Cox                             COUNSEL TO THE FUND
Formerly Consultant                       Vice President                              Ballard Spahr
Wendell & Stockel Associates, Inc.                                                    Andrews & Ingersoll
                                          Dana R. Sutton                              1735 Market Street
Lewis F. Pennock                          Vice President and Assistant Treasurer      Philadelphia, PA 19103
Attorney
                                          P. Michelle Grace                           COUNSEL TO THE DIRECTORS
Ian W. Robinson                           Assistant Secretary                         Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                        919 Third Avenue
Vice President and                        David L. Kite                               New York, NY 10022
Chief Financial Officer                   Assistant Secretary
Bell Atlantic Management                                                              DISTRIBUTOR
Services, Inc.                            Nancy L. Martin                             Fund Management Company
                                          Assistant Secretary                         11 Greenway Plaza
Louis S. Sklar                                                                        Suite 1919
Executive Vice President                  Ofelia M. Mayo                              Houston, TX 77046
Hines Interests                           Assistant Secretary
Limited Partnership                                                                   AUDITORS
                                          Kathleen J. Pflueger                        KPMG Peat Marwick LLP
                                          Assistant Secretary                         700 Louisiana
                                                                                      NationsBank Bldg.
                                          Samuel D. Sirko                             Houston, TX 77002
                                          Assistant Secretary

                                          Stephen I. Winer
                                          Assistant Secretary

                                          Mary J. Benson
                                          Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Institutional Class paid ordinary dividends in the amount of $1.266 per share to shareholders during its tax year ended October 31, 1996. Of this amount 11% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.44 per share during its tax year ended October 31, 1996.

                             AIM Weingarten Fund

[LOGO APPEARS HERE]


                                                        ---------------
                                                           BULK RATE
Fund Management Company                                   U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                 PAID
Houston, Texas 77046-1188                                 Houston, TX
                                                        Permit No. 1919
                                                        ---------------